UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                            SCHEDULE 14A INFORMATION

          Proxy Statement Pursuant to Section 14(a) of the Securities
                      Exchange Act of 1934 (Amendment No. )

Filed by the Registrant |X|

Filed by a Party other than the Registrant |_|

Check the appropriate box:

|X|  Preliminary Proxy Statement
|_|  Confidential, for Use of the Commission Only
     (as permitted by Rule 14a-6(e)(2))
|_|  Definitive Proxy Statement
|_|  Definitive Additional Materials
|_|  Soliciting Material Pursuant to ss.240.14a-12

                                AQUAMATRIX, INC.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)


--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

|X|  No fee required.

|_|  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

     (1)  Title of each class of securities to which transaction applies:


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     (2)  Aggregate number of securities to which transaction applies:


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     (3)  Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):


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     (4)  Proposed maximum aggregate value of transaction:


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     (5)  Total fee paid:

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|_|  Fee paid previously with preliminary materials.

|_| Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1)  Amount Previously Paid:


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     (4)  Date Filed:


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

                                AQUAMATRIX, INC.
                   (FORMERLY KNOWN AS NESCO INDUSTRIES, INC.)

                         305 MADISON AVENUE, SUITE 4510
                            NEW YORK, NEW YORK 10165

                                 April 13, 2007

Dear Stockholder:

      As you may be aware, on March 28, 2007, Nesco Industries, Inc. filed an amendment to our Articles of Incorporation whereby, among other things, we changed our name to "Aquamatrix, Inc."

      On behalf of the board of directors and management of Aquamatrix, Inc., we cordially invite you to attend the annual meeting of stockholders of Aquamatrix, Inc. to be held at 2:00 p.m. on April 25, 2007, at [LOCATION]. The accompanying notice of annual meeting of stockholders and proxy statement discuss the business to be conducted at the meeting. We have also enclosed a copy of our annual report on Form 10-KSB, including the consolidated financial statements for the fiscal year ended April 30, 2006, for your information. At the meeting we will report on operations and the outlook for the year ahead.

      Our board of directors has nominated four persons to serve as directors, each of whom are incumbent directors. The board of directors is also submitting the Aquamatrix, Inc. 2007 Equity Incentive Plan to our stockholders for approval. Additionally, our board of directors has recommended, and we recommend that you approve, an amendment to our articles of incorporation effecting a 1:150 reverse split of the outstanding shares of our common stock. The form of this amendment is included as Appendix A to the enclosed proxy statement. We recommend you vote your shares for the director nominees and in favor of the approval of the 2007 Equity Incentive Plan and the amendment of our articles of incorporation to effect the reverse stock split.

      We encourage you to attend the meeting in person. Whether or not you plan to attend, however, please complete, date, sign and return the enclosed proxy card in the enclosed envelope. This will assure that your shares are represented at the meeting.

      We look forward with pleasure to seeing and visiting with you at the meeting.

                                                 Very truly yours,


                                                 Arlen Reynolds
                                                 Chairman of the Board

                                AQUAMATRIX, INC.
                   (FORMERLY KNOWN AS NESCO INDUSTRIES, INC.)
                         305 MADISON AVENUE, SUITE 4510
                            NEW YORK, NEW YORK 10165

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                            TO BE HELD APRIL 25, 2007

To the stockholders:

      The annual meeting of the stockholders of Aquamatrix, Inc., formerly known as Nesco Industries, Inc. ("Aquamatrix" or the "Company") will be held on Wednesday, April 25, 2007, at 2:00 p.m. at [LOCATION], for the following purposes:

      1.    to elect four members of the board of directors;

      2.    to approve the Aquamatrix, Inc. 2007 Equity Incentive Plan;

      3. to approve an amendment to our articles of incorporation effecting a 1:150 reverse split of the outstanding shares of our common stock, par value $0.001 per share; and

      4. to transact such other business as may properly be brought before the meeting and any adjournments or postponements of the meeting.

      Only stockholders of record on our books at the close of business on April 4, 2007, the record date for the annual meeting, will be entitled to vote at the annual meeting. In the event there are an insufficient number of votes for a quorum or to approve or ratify any of the foregoing proposals at the time of the annual meeting, the meeting may be adjourned or postponed in order to permit us to further solicit proxies.

                                              By order of the board of directors

                                              Arlen Reynolds
                                              Chairman of the Board

New York, New York
April 13, 2007

PLEASE SIGN AND DATE THE ENCLOSED PROXY CARD AND RETURN IT IN THE ENCLOSED ENVELOPE AS PROMPTLY AS POSSIBLE, WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING IN PERSON. WE HOPE THAT YOU WILL BE ABLE TO ATTEND THE MEETING, AND IF YOU DO YOU MAY VOTE YOUR STOCK IN PERSON IF YOU WISH. YOU MAY REVOKE THE PROXY CARD AT ANY TIME PRIOR TO ITS EXERCISE.

                                AQUAMATRIX, INC.
                   (formerly known as Nesco Industries, Inc.)

                           ---------------------------

                                 PROXY STATEMENT

                         ANNUAL MEETING OF STOCKHOLDERS
                                 April 25, 2007

                           ---------------------------

      This proxy statement is being furnished to stockholders in connection with the solicitation by our board of directors of proxies to be used at the annual meeting to be held at [LOCATION] on April 25, 2007 at 2:00 p.m., or at any adjournments or postponements of the meeting. A copy of our Annual Report on Form 10-KSB/A, including the consolidated financial statements for the fiscal year ended April 30, 2006, that we filed with the Securities and Exchange Commission, accompanies this proxy statement, which is first being mailed to stockholders on or about April 13, 2007.

      The following is information regarding the meeting and the voting process, presented in a question and answer format.

Why am I receiving this proxy statement and proxy card?

You are receiving a proxy statement and proxy card from us because on April 4, 2007, the record date for the annual meeting, you owned shares of our common stock and are entitled to vote at our annual meeting. This proxy statement describes the matters that will be presented for consideration by the stockholders at the annual meeting. It also gives you information concerning the matters to assist you in making an informed decision.

When you sign the enclosed proxy card, you appoint the proxy holders as your representatives at the meeting. The proxy holders will vote your shares as you have instructed in the proxy card, thereby ensuring that your shares will be voted whether or not you attend the meeting. Even if you plan to attend the meeting, you should complete, sign and return your proxy card in advance of the meeting just in case your plans change.

If you have signed and returned the proxy card and an issue comes up for a vote at the meeting that is not identified on the card, the proxy holder will vote your shares, pursuant to your proxy, in accordance with his or her judgment.

What matters will be voted on at the meeting?

You are being asked to vote on the election of four directors of Aquamatrix for a term expiring in 2008, and on the approval of the 2007 Equity Incentive Plan described in this proxy statement and the approval of an amendment to our articles of incorporation to effect a 1:150 reverse stock split. These matters are more fully described in this proxy statement.

How do I vote?

You may vote either by mail or in person at the meeting. If you are a record holder of shares, you may complete and sign the enclosed proxy card and mail it in the enclosed pre-addressed envelope. No postage is required if mailed in the United States. If you mark your proxy card to indicate how you want your shares voted, your shares will be voted as you instruct.

If you sign and return your proxy card but do not mark the card to provide voting instructions, the shares represented by your proxy card will be voted "for" all four nominees named in this proxy statement, "for" the approval of the 2007 Equity Incentive Plan, and "for" the approval of the amendment to our articles of incorporation to effect the reverse stock split.

If you are a beneficial owner and a broker or other fiduciary is the record holder (or in what is usually referred to as "street name") of the shares, then you received this proxy statement from the record holder. The record holder should have given you instructions for directing how the record holder should vote your shares. It will then be the record holder's responsibility to vote your shares for you in the manner you direct.

If you want to vote in person, please come to the meeting. We will distribute written ballots to anyone who wants to vote at the meeting. Please note, however, that if your shares are held in the name of a broker or other fiduciary, you will need to arrange to obtain a proxy from the record holder in order to vote in person at the meeting. Even if you plan to attend the annual meeting, you should complete and return your proxy card in advance of the annual meeting in case your plans change.

If I hold shares in the name of a broker, who votes my shares?

Under the rules of various national and regional securities exchanges, brokers and other fiduciaries may generally vote on routine matters, such as the election of directors, but cannot vote on non-routine matters, such as an amendment to the articles of incorporation or the adoption of a stock incentive plan, unless they have received voting instructions from the person for whom they are holding shares. You should do this by carefully following the instructions your broker gives you concerning their procedures.

What does it mean if I receive more than one proxy card?

It means that you have multiple holdings reflected in our stock transfer records and/or in accounts with stockbrokers. Please sign and return ALL proxy cards to ensure that all of your shares are voted.

What if I change my mind after I return my proxy card?

If you hold your shares in your own name, you may revoke your proxy and change your vote at any time before the polls close at the meeting. You may do this by:

      o signing another proxy card with a later date and returning that proxy card to our transfer agent at:

            Interwest Transfer Co.
            1981 East 4800 South - Suite 100
            Salt Lake City, UT  84117;

      o     sending notice to us that you are revoking your proxy; or

      o     voting in person at the meeting.

If you hold your shares in the name of your broker and desire to revoke your proxy, you will need to contact your broker to revoke your proxy.

How many votes do we need to hold the annual meeting?

A majority of the shares that are outstanding and entitled to vote as of the record date must be present in person or by proxy at the meeting in order to hold the meeting and conduct business.

Shares are counted as present at the meeting if the stockholder either:

      o     is present and votes in person at the meeting; or

      o     has properly submitted a signed proxy card or other form of proxy.

On April 4, 2007, the record date, there were 386,746,880 shares of common stock outstanding and entitled to vote. Therefore, 194,831,594 shares need to be present at the annual meeting.

What happens if a nominee is unable to stand for re-election?

The board may, by resolution, provide for a lesser number of directors or designate a substitute nominee. In the latter case, shares represented by proxies may be voted for a substitute nominee. Proxies cannot be voted for more than four nominees. We have no reason to believe any nominee will be unable to stand for re-election.

What options do I have in voting on each of the proposals?

You may vote "for" or "withhold authority to vote for" each nominee for director. You may vote "for," "against" or "abstain" on the approval of the 2007 Equity Incentive Plan and on the approval of the amendment to our articles of incorporation to effect the reverse stock split.

How many votes may I cast?

Generally, you are entitled to cast one vote for each share of common stock you owned on the record date. The proxy card included with this proxy statement indicates the number of shares owned by an account attributable to you.

How many votes are needed for each proposal?

Directors are elected by a plurality and the four individuals receiving the highest number of votes cast "for" their election will be elected as directors of Aquamatrix.

The approval of the 2007 Equity Incentive Plan, the approval of the amendment to our articles of incorporation to effect the reverse stock split and all other matters must receive the affirmative vote of a majority of the shares present in person or by proxy at the meeting and entitled to vote. Broker non-votes will not be counted as entitled to vote, but will count for purposes of determining whether or not a quorum is present on the matter.

In connection with our completion of a financing transaction in February 2007, each of Matthew Harriton, our President and Chief Executive Officer and a director, Richard Harriton, an affiliate of Matthew Harriton, Arlen Reynolds, our Chairman of the Board, Joel S. Kanter, a director, Gene Burelson, a director, Chicago Investments, Inc. and Kanter Family Foundation agreed to vote their shares of common stock in favor of the amendment to our articles of incorporation to effect the reverse stock split. Collectively, such individuals and entities are entitled to vote as of April 4, 2007, 195,058,657 shares of our common stock at the annual meeting.

Where do I find the voting results of the meeting?

If available, we will announce voting results at the meeting. The voting results will also be disclosed in our Form 10-KSB for the year ended April 30, 2007.

Who bears the cost of soliciting proxies?

We will bear the cost of soliciting proxies. In addition to solicitations by mail, officers, directors or employees of Aquamatrix or its subsidiaries may solicit proxies in person or by telephone. These persons will not receive any special or additional compensation for soliciting proxies. We may reimburse brokerage houses and other custodians, nominees and fiduciaries for their reasonable out-of-pocket expenses for forwarding proxy and solicitation materials to stockholders.

                          SECURITY OWNERSHIP OF CERTAIN
                        BENEFICIAL OWNERS AND MANAGEMENT

      On February 15, 2007, the date of our recent financing transaction, our authorized voting stock consisted of 25,000,000 shares of common stock, 850,000 shares of Series A convertible preferred stock and 150,000 shares of Series B convertible preferred stock. On that date, there were 21,636,225 shares of common stock, 67,000 shares of Series A convertible preferred stock and 117,055 shares of Series B convertible preferred stock outstanding and entitled to vote.

      On March 28, 2007, we filed an amendment to our articles of incorporation with the Secretary of State of the State of Nevada whereby we increased, effective March 28, 2007, our authorized number of shares of common stock to 400,000,000 shares (the "Share Increase Amendment"), at which time all Series A and Series B convertible preferred stock were automatically converted to shares of our common stock. Upon conversion, these shares aggregated to 89,801,250 shares of common stock. There remains 2,916,308 shares reserved for issuance to the former Hydrogel Design Inc. shareholders who have not yet tendered their shares in connection with the May 2004 Share Exchange. In addition, on March 29, 2007, we issued 275,309,405 shares of common stock pursuant to the terms of certain settlement agreements and conversion agreements that we and our subsidiaries entered into with the holders of our senior secured notes, our convertible subordinated debentures and our subsidiary senior secured notes and our other creditors in connection with the February 2007 financing transaction. As of April 4, 2007, the record date, and following conversion of the Series A convertible preferred stock and the Series B convertible preferred stock, and the issuance of the additional 275,309,405 shares of our common stock, there were a total of 386,746,880 shares of common stock outstanding.

      The following table sets forth the beneficial ownership as of April 4, 2007 with respect to the beneficial ownership of Aquamatrix's common stock by officers and directors, individually and as a group, and all holders of more than 5% of our common stock. Unless otherwise indicated, all shares are beneficially owned and sole investment and voting power is held by the beneficial owners indicated.

Name and Address of                       Amount and Nature of          Percent
Beneficial Owner                          Beneficial Ownership (1)      of Class
--------------------------------------------------------------------------------

Santo Petrocelli, Sr. (2)(10)                    19,741,667              [____]%
Matthew Harriton (3)(10)                         __________              [____]%
Gene E. Burelson (4)(10)                         51,704,553                12.0%
Joel S. Kanter (10)                                   -0-                   *
Arlen Reynolds (5)(10)                           13,787,880                 3.5%
Richard Harriton (6)(10)                         __________              [____]%
Chicago Investments, Inc. (7)                    344,697,021               50.6%
CIBC Trust Company (Bahamas)
   Limited as Trustee of T-555(8)                172,348,511               32.3%
Kanter Family Foundation(9)                      68,939,404                15.5%
Gottbetter Capital Master, Ltd                   [_________]              [___]%
BridgePoint Master Fund, Ltd.                    [_________]              [___]%
J. Roebling Fund, L.P.                           [_________]              [___]%
Lynn November                                    [_________]              [___]%
Alvin Block                                      [_________]              [___]%
Directors and Officers
   as a Group (4 persons)                        __________              [____]%

*     Less than 1% unless otherwise indicated.

(1) As used herein, the term beneficial ownership with respect to a security is defined by Rule 13d-3 under the Securities Exchange Act of 1934 as consisting of sole or shared voting power (including the power to vote or direct the vote) and/or sole or shared investment power (including the power to dispose or direct the disposition of) with respect to the security through any contract, arrangement, understanding, relationship or otherwise, including a right to acquire such power(s) during the next 60 days. Unless otherwise noted, beneficial ownership consists of sole ownership, voting and investment rights. Additionally, the number of shares shown assumes the conversion or exercise of all convertible debentures, warrants and vested options.

(2) Mr. Petrocelli was the chairman and a director of Aquamatrix until June 22, 2004. The above number of shares beneficially owned includes 2,900,000 shares owned by Petrocelli Industries, Inc. and 566,667 shares owned by SMFS Corp. Mr. Petrocelli is the president and chief executive officer of Petrocelli Industries, Inc., and beneficially owns 25% of its outstanding capital stock. The other 75% is owned by members of Mr. Petrocelli's family. Mr. Petrocelli is the president of SMFS Corp. In addition, the number of shares beneficially owned includes 1,000,000 shares issuable upon the exercise of a warrant issued in March 2002 to Mr. Petrocelli and 275,000 shares issuable upon the exercise of a warrant issued in December 2003 to Petrocelli Industries, Inc.

(3) Mr. M. Harriton is our president, chief executive officer, chief financial officer and a director. Includes ______ shares of common stock owned by Embryo Development Corp., a public company traded under the symbol "EMBR," of which Mr. Harriton is chief executive officer and a director and the holder of approximately 32.1% of the outstanding common and Class B shares. The above number of shares beneficially owned also includes [364,597] shares issuable upon exercise of an option granted for the extension of debt, and 4,000,000 of a total of 5,000,000 shares issuable upon exercise of an option granted as part of Mr. Harriton's employment agreement in May 2004, 1,000,000 of which are not exercisable until the third anniversary of his employment agreement.

(4) Includes warrants which are currently exercisable to purchase 17,613,639 shares of common stock at an exercise price of $0.0022 per share.

(5) Includes warrants which are currently exercisable to purchase 4,696,970 shares of common stock at an exercise price of $0.0022 per share.

(6) The above number of shares beneficially owned by Mr. R. Harriton includes [11,874,007] shares issuable upon the exercise of warrants granted in conjunction with convertible debentures and for the extensions of debenture debt of Hydrogel Design Systems, Inc., our wholly owned subsidiary. Also includes warrants which are currently exercisable for the purchase of 22,310,609 shares at an exercise price of $0.0022 per share. Mr. Richard Harriton is a related party of Mr. Matthew Harriton, a director and officer (See footnote 3 above).

(7) The address for Chicago Investments, Inc. is 6340 S. 3000 E., Suite 330, Salt Lake City, Utah 84121. Includes warrants which are currently exercisable to purchase 117,424,260 shares of common stock at an exercise price of $0.0022 per share.

(8) The address for CIBC Trust Company (Bahamas) Limited as Trustee of T-555 is Goodman's Bay Corporate Center, Ground Floor, West Bay Street, P.O. Box 3933, Nassau, Bahamas. Includes warrants which are currently exercisable to purchase 58,712,130 shares of common stock at an exercise price of $0.0022 per share.

(9) The address for Kanter Family Foundation is 6340 S. 300 E., Suite 330, Salt Lake City, Utah 84121. Includes warrants which are currently exercisable to purchase 23,484,852 shares of common stock at an exercise price of $0.0022 per share.

(10) The address for these entities and individuals is c/o Aquamatrix, Inc., 305 Madison Avenue, Suite 4510, New York, New York 10165

                       PROPOSAL 1 - ELECTION OF DIRECTORS

      Stockholders will be entitled to elect four directors for a term expiring in 2008 at the annual meeting. We have no knowledge that any nominee will refuse or be unable to serve, but if any of the nominees is unavailable for election, the holders of the proxies reserve the right to substitute another person of their choice as a nominee when voting at the meeting.

      Set forth below is information concerning the nominees for election, including the age, the year first appointed or elected as a director and the other positions held by the person at Aquamatrix. The nominees, if elected at the annual meeting, will serve as directors for a one-year term expiring in 2008. We recommend that stockholders vote "FOR" each of the nominees for director. Unless authority to vote for the nominees is withheld, the shares represented by the enclosed proxy card, if executed and returned, will be voted "FOR" the election of the nominees.

NOMINEES

Name (age)                            Director Since    Position with Aquamatrix
----------                            --------------    ------------------------
Matthew Harriton (age 42)                   2004        President, Chief Executive Officer, Chief Financial Officer and Director
Arlen Reynolds (age 64)                     2004        Chairman of the Board
Gene E. Burelson (age 65)                   2004        Director
Joel S. Kanter (age 49)                     2004        Director

      Matthew Harriton became our chief executive officer and president in May 2004 and chief financial officer in January 2006. He also served as chairman of our board from May 2005 until June 2005, at which time Arlen Reynolds assumed the role. He has served as chief executive officer and the sole director of Hydrogel Design Systems, Inc., our wholly owned subsidiary, since October 1996, and as chief executive officer and the sole director of Foam Manufacturing, Inc., our wholly owned indirect subsidiary, since its formation in January 2006. Mr. Harriton also serves as chief executive officer, chief financial officer and director of Embryo Development Corporation, a company formerly involved in the medical device development industry, since January 1996. Prior to joining Embryo Development Corporation, Mr. Harriton's professional experience included positions at CIBC Wood Gundy Securities Corporation, Coopers & Lybrand, and The First Boston Corporation. He is a graduate of Lehigh University and received his M.B.A. from Duke University's Fuqua School of Business.

      Arlen Reynolds became a director in December 2004 and assumed the role of chairman of the board from Mr. Harriton in June 2005. He is currently and has been since 1997, a private investor and strategic advisor to healthcare companies. From 1995 to 1997, Mr. Reynolds was President of TeamCare, Inc., an institutional pharmacy company. From 1972 to 1995, he served as chief executive officer of, among others, Brookwood Medical Center in Birmingham, Alabama and Park Plaza Hospital in Houston, Texas. Mr. Reynolds serves on the boards of several private companies and not-for-profit charitable organizations.

      Gene E. Burelson became a director in December 2004. From June 2002 to the present he has been a private investor in healthcare companies. From January 2000 to June 2002, he served as chairman of the board of directors of Mariner Post-Acute Network Inc., an operator of long term health care facilities. From October 1989 to November 1997 he served as chairman of the board of GranCare Inc., and from December 1990 to February 1997, its president and chief executive officer. Mr. Burelson is currently chairman of the board and chief executive officer of Echo Healthcare Acquisition Corp., and is involved with several private health care companies as an investor and member of the board of directors.

      Joel S. Kanter became a director in December 2004. Since July 1986, he has served as president of Windy City Inc., a privately held investment firm. Mr. Kanter currently serves as President and Secretary of Echo Healthcare Acquisition Corp., and serves on the board of directors of several public companies including Echo Healthcare Acquisition Corp., Encore Medical Corporation, Prospect Medical Group, Inc., Magna-Lab Inc., I-Flow Corporation, and Medgenics, Inc. as well as a number of private concerns.

      All directors will hold office for a term of one year, or until their earlier death, resignation, removal or disqualification, and until their respective successors are duly elected and qualified. There are no arrangements or understandings between any of the nominees, directors or executive officers and any other person pursuant to which any of our nominees, directors or executive officers have been selected for their respective positions. No nominee, member of the board of directors or executive officer is related to any other nominee, member of the board of directors or executive officer. No nominee or director is a director of another "public corporation" (i.e. subject to the reporting requirements of the Securities Exchange Act of 1934) or of any investment company, except for Mr. M. Harriton, Mr. Burelson and Mr. Kanter.

Section 16(a) Beneficial Ownership Reporting Compliance

      Section 16(a) of the Securities Exchange Act of 1934 requires that our directors and executive officers, and any persons who own ten percent or more of our common stock, file with the Securities and Exchange Commission ("SEC") initial reports of ownership and reports of changes in ownership of our common stock and other equity securities. Such persons are required by SEC regulations to furnish us with copies of all such reports that they file.

      To our knowledge, based on a review of the Section 16 reports, no person has failed to file reports required under Section 16(a) of the Exchange Act during the fiscal year ended April 30, 2006.

               PROPOSAL 2 - APPROVAL OF 2007 EQUITY INCENTIVE PLAN

      A proposal will be presented at the annual meeting to approve the 2007 Equity Incentive Plan. Our board of directors approved the 2007 Equity Incentive Plan on March, 13 2007, subject to the approval of our stockholders. A summary of the material provisions of the 2007 Equity Incentive Plan is set forth below. This summary is qualified by reference to the 2007 Equity Incentive Plan, a copy of which is attached in its entirety as Appendix B to this Proxy Statement.

Purpose

      The 2007 Equity Incentive Plan has been established by our board of directors to:

      o     promote the long-term financial success of the Company;

      o attract, retain and reward persons who can contribute to such success; and

      o further align the participants' interests with those of our stockholders.

General

      The 2007 Equity Incentive Plan will be administered by the Compensation Committee, which will select award recipients from the eligible participants, determine the types of awards to be granted, and determine the applicable terms, conditions, performance criteria, restrictions and other provisions of such awards, including any vesting or accelerated vesting requirements or conditions applicable to an award or awards.

      The 2007 Equity Incentive Plan incorporates a broad variety of equity-based incentive compensation elements to provide our board of directors and the Compensation Committee with significant flexibility to appropriately address the requirements and limitations of recently applicable legal, regulatory and financial accounting standards in a manner mutually consistent with the purposes of the 2007 Equity Incentive Plan and stockholder interests.

      Subject to permitted adjustments for certain corporate transactions, the maximum number of shares that may be delivered to participants, or their beneficiaries, under the 2007 Equity Incentive Plan is 1,500,000 shares of stock, all of which may be granted as incentive stock options, and of which no more than 1,500,000 shares of stock will be granted as an award type other than a stock option or SAR. To the extent that any shares of stock covered by an award (including stock awards) under the 2007 Equity Incentive Plan are forfeited or are not delivered for any reason, including because the award is forfeited, canceled or settled in cash, such shares will not be deemed to have been delivered for purposes of determining the maximum number of shares of stock available for delivery under the 2007 Equity Incentive Plan.

      The 2007 Equity Incentive Plan's effective date is May 1, 2007 subject to approval by our stockholders, and if approved, it will continue in effect until terminated by our board of directors; provided, however, that no awards may be granted under the 2007 Equity Incentive Plan after the ten-year anniversary of the effective date. Any awards that are outstanding after the tenth anniversary of the effective date shall remain subject to the terms of the 2007 Equity Incentive Plan.

      The following additional limits apply to awards under the 2007 Equity Incentive Plan:

      o the maximum number of shares of stock that may be covered by options or SARs that are intended to be "performance-based compensation" under a grant to any one participant in any one calendar year is 1,500,000 shares;

      o the maximum number of shares of stock that may be stock awards that are intended to be "performance-based compensation" which are granted to any one participant during any calendar year is 400,000 shares; and

      o the maximum amount of cash settled stock awards that are intended to be "performance-based compensation" payable to any one participant with respect to any calendar year shall equal $2,000,000.

      The Compensation Committee may use shares of stock available under the 2007 Equity Incentive Plan as the form of payment for compensation, grants or rights earned or due under any other compensation plans or arrangements of the Company or a subsidiary, including the plans and arrangements of the Company or a subsidiary assumed in business combinations.

      In the event of a corporate transaction involving the stock of the Company (including, without limitation, any stock dividend, stock split, extraordinary cash dividend, recapitalization, reorganization, merger, consolidation, split-up, spin-off, combination or exchange of shares), the foregoing shares limitations and all outstanding awards will automatically be adjusted proportionally and uniformly to reflect such event to the extent that the adjustment will not affect the award's status as "performance-based compensation" under Section 162(m) of the Internal Revenue Code; provided, however, that the Compensation Committee may adjust awards to preserve the benefits or potential benefits of the awards, including the prevention of automatic adjustments if appropriate.

      Except as otherwise provided or approved by the Compensation Committee, awards under the 2007 Equity Incentive Plan are not transferable except as designated by the participant by will, by laws of descent and distribution or pursuant to a qualified domestic relations order. The Compensation Committee shall have the discretion to permit other transfers of awards under the 2007 Equity Incentive Plan, provided that such transfers shall be limited to immediate family members, trusts and partnerships established for the primary benefit of such family members or to charities and provided that such transfers are not made for consideration to the participant.

Eligibility

      Selected employees and directors of, and service providers to, the Company or its subsidiaries are eligible to become participants in the 2007 Equity Incentive Plan, except that non-employees may not be granted incentive stock options. As of March 30, 2007, the Company had a workforce of approximately 20 people. The Compensation Committee, or a permitted delegate, will determine the specific individuals who, in the future, will be granted awards under the 2007 Equity Incentive Plan and the type and amount of any such awards. The Compensation Committee may delegate to one or more individuals the authority to determine the type and amount of any such awards to any individuals other than Directors or executive officers, subject to such limitations on such delegated authority as the 2007 Equity Incentive Plan or Compensation Committee may establish.

Options

      The Compensation Committee may grant an incentive stock option or non-qualified stock option to purchase stock at an exercise price determined under the option. Except as described below, the exercise price for an option shall not be less than the fair market value of the stock at the time the option is granted or, if greater, the par value of a share of stock. The exercise price of an option may not be decreased after the date of grant nor may an option be surrendered to the Company as consideration for the grant of a replacement option with a lower exercise price, except as approved by the Company's stockholders or as adjusted for corporate transactions described above.

      The option shall be exercisable in accordance with the terms established by the Compensation Committee. The full purchase price of each share of stock purchased upon the exercise of any option shall be paid at the time of exercise of an option. Except as otherwise determined by the Compensation Committee, the purchase price of an option shall be payable in cash, by other property deemed acceptable by the Compensation Committee, in shares of stock (valued at fair market value as of the day of exercise), by authorizing a third party to sell shares of stock and remit a sufficient portion of the proceeds to the Company, by personal, certified or cashier's check, or a combination thereof. The Compensation Committee, in its discretion, may impose such conditions, restrictions, and contingencies on stock acquired pursuant to the exercise of an option as the Compensation Committee determines to be desirable. An option shall expire no later than the tenth anniversary of the grant date.

Stock Appreciation Rights

      A SAR entitles the participant to receive cash, stock or a combination thereof, equal in value to the amount by which the fair market value of a specified number of shares on the exercise date exceeds an exercise price established by the Compensation Committee prior to the grant of the SAR. Except as described below, the exercise price for a SAR shall not be less than the fair market value of the stock at the time the SAR is granted. The SAR shall be exercisable in accordance with the terms established by the Compensation Committee. The Compensation Committee, in its discretion, may impose such conditions, restrictions, and contingencies on stock acquired pursuant to the exercise of a SAR as the Committee determines to be desirable. A SAR to be settled in shares of common stock shall be counted in full against the number of shares available for award under the 2007 Equity Incentive Plan, regardless of the number of shares issued upon settlement of the SAR. A SAR shall expire no later than the tenth anniversary of the grant date.

Stock Awards

      The following types of "stock awards" may be granted, as determined by the Compensation Committee:

      o the Compensation Committee may grant shares of stock that may be in return for previously performed services, or in return for the participant surrendering other compensation that may be due;

      o the Compensation Committee may grant shares of stock that are contingent on the achievement of performance or other objectives during a specified period; and

      o the Compensation Committee may grant shares of stock subject to a risk of forfeiture or other restrictions that lapse upon the achievement of one or more goals relating to completion of service by the participant, or the achievement of performance or other objectives.

      Stock awards may be granted in the form of bonus shares, stock units, performance shares, performance units, restricted stock, restricted stock units or any other equity-based award as determined by the Compensation Committee. Any such stock awards will be subject to such conditions, restrictions and contingencies as the Compensation Committee determines.

Forfeiture

      Unless specifically provided to the contrary in the applicable Award Agreement, if an employee or non-employee director is terminated for cause, any outstanding award held by such employee or non-employee director shall be forfeited immediately and such participant will have no further rights under the award.

Performance Features

      Section 162(m) of the Internal Revenue Code. A U.S. income tax deduction for the Company will generally be unavailable for annual compensation in excess of one million dollars paid to any of its five most highly compensated officers. However, amounts that constitute "performance-based compensation" are not counted toward the one million dollar limit. The Compensation Committee may designate whether any stock options, SARs, or stock awards being granted to any participant are intended to be "performance-based compensation" as that term is used in section 162(m) of the Internal Revenue Code. Any such awards designated as intended to be "performance-based compensation" will be conditioned on the achievement of one or more performance measures, to the extent required by section 162(m) of the Internal Revenue Code.

      Performance Measures. The performance measures that may be used for such awards will be based on any one or more of the following Company, subsidiary, operating unit or division performance measures, as selected by the Compensation
Committee: earnings, financial return ratios, capital, changes in revenue, operating or net cash flows, cash flow return on investment, total stockholder return, market share, net operating income, operating income or net income, debt load reduction, expense management, economic value added, stock price, assets, asset quality level, charge offs, non-performing assets, liquidity, regulatory compliance, improvement of financial rating, achievement of balance sheet or income statement objectives, and strategic business objectives, consisting of one or more objectives based on meeting specific cost targets, business expansion goals and goals relating to acquisitions or divestitures. Performance measures may be based on the performance of the Company as a whole or of any one or more subsidiaries or business units of the Company or a subsidiary and may be measured relative to a peer group, and index or a business plan. The terms of any award may provide that partial achievement of performance criteria may result in partial payment or vesting of the award. The Compensation Committee may adjust performance measures after they have been set, but only to the extent the Compensation Committee exercises negative discretion as permitted under applicable law for purposes of an exception to section 162(m) of the Internal Revenue Code. In establishing the performance measures, the Compensation Committee may provide for the inclusion or exclusion of certain items. Additionally, the grant of an award intended to be "performance-based compensation" and the establishment of any performance based measures shall be made during the period required by section 162(m) of the Internal Revenue Code.

Change in Control

      Upon the occurrence of a "Change in Control" of the Company, unless otherwise stated in an Award, all outstanding options and SARs then held by a participant who is employed by, or providing services to, the Company or its subsidiaries at the time of such Change in Control will become fully exercisable and all stock awards shall be fully earned and vested (subject to limitations on performance-based awards). For the purposes of the 2007 Equity Incentive Plan, a "Change in Control" occurs when: (a) subject to certain exceptions, any "person," as such term is used in Sections 13(d) and 14(d) of the Securities Exchange Act of 1934, is or becomes the "beneficial owner" (as defined in Rule 13d-3 under the Securities Exchange Act of 1934), directly or indirectly, of securities of the Company representing 20% or more of the combined voting power of the Company's then outstanding voting securities; (b) the "Incumbent Directors" cease, for any reason, to constitute a majority of the "Whole Board;" or (c) a plan of reorganization, merger, consolidation or similar transaction involving the Company and one or more other corporations or entities is consummated, other than a plan of reorganization, merger, consolidation or similar transaction that is an "Excluded Transaction," or the stockholders of the Company approve a plan of complete liquidation of the Company, or a sale, liquidation or other disposition of all or substantially all of the assets of the Company or the Bank is consummated; or (d) a "Potential Change in Control" occurs, and the board of directors determines, pursuant to the vote of at majority of the Whole Board, with at least 2/3 of the Incumbent Directors then in office voting in favor of such determination, to deem the Potential Change in Control to be a Change in Control for the purposes of the 2007 Equity Incentive Plan.

      As used in the definition of a Change in Control, the term "Whole Board" means the total number of directors that the Company would have if there were no vacancies on the board of directors at the time the relevant action or matter is presented for approval. The term "Excluded Transaction" means a plan of reorganization, merger, consolidation or similar transaction that would result in the voting securities of the Company outstanding immediately prior thereto continuing to represent (either by remaining outstanding or by being converted into voting securities of the surviving corporation or any parent thereof) at least 50% of the combined voting power of the voting securities of the entity surviving the plan of reorganization, merger, consolidation or similar transaction (or the parent of such surviving entity) immediately after such plan of reorganization, merger, consolidation or similar transaction. The term "Incumbent Directors" means the individuals who, on the date of the adoption of the 2007 Equity Incentive Plan, constitute the board of directors; and any new director whose appointment or election by the Board or nomination for election by the Company's stockholders was approved or recommended by the vote of at least 2/3 of the Whole Board, with at least 2/3 of the Incumbent Directors then in office voting in favor of such approval or recommendation; or by a Corporate Governance and Nominating Committee of the board of directors whose members were appointed by the vote of at least 2/3 of the Whole Board, with at least 2/3 of the Incumbent Directors then in office voting in favor of such appointments. The term "Potential Change in Control" means the public announcement by any person of an intention to take or to consider taking actions which, if consummated, would constitute a Change in Control; or a proxy statement soliciting proxies from stockholders of the Company is filed or distributed seeking stockholder approval of a plan of reorganization, merger, consolidation or similar transaction involving the Company and one or more other entities, but only if such plan of reorganization, merger, consolidation or similar transaction has not been approved by the vote of at least 2/3 of the Whole Board, with at least 2/3 of the Incumbent Directors then in office voting in favor of such plan of reorganization, merger, consolidation or similar transaction.

Amendment and Termination

      Our board of directors may, at any time, amend or terminate the 2007 Equity Incentive Plan or any award granted under the 2007 Equity Incentive Plan, provided that, other than as provided in the 2007 Equity Incentive Plan, no amendment or termination may impair the rights of any participant without the participant's written consent. Notwithstanding the foregoing, the Board may unilaterally amend the 2007 Equity Incentive Plan and any outstanding award, without participant consent, in order to maintain an exemption from, or to comply with, Section 409A of the Internal Revenue Code, and its applicable regulations and guidance.

Non-U.S. Awards

      The Compensation Committee may make awards under the 2007 Equity Incentive Plan to participants residing outside the United States. If it does so, the Compensation Committee may vary the terms of the 2007 Equity Incentive Plan in order to conform any awards to the legal and tax requirements of such non-U.S. jurisdictions. Additionally, the Compensation Committee may establish one or more sub-plans of the 2007 Equity Incentive Plan and/or may establish administrative rules and procedures to facilitate the operation of the 2007 Equity Incentive Plan in such non-U.S. jurisdictions.

United States Income Tax Considerations

      The following is a summary of the U.S. federal income tax consequences that may arise in conjunction with participation in the 2007 Equity Incentive Plan.

      Non-Qualified Stock Options. The grant of a non-qualified option will not result in taxable income to the participant. Except as described below, the participant will realize ordinary income at the time of exercise in an amount equal to the excess of the fair market value of the shares acquired over the exercise price for those shares and the Company will be entitled to a corresponding deduction. Gains or losses realized by the participant upon disposition of such shares will be treated as capital gains and losses, with the basis in such shares equal to the fair market value of the shares at the time of exercise.

      Incentive Stock Options. The grant of an incentive stock option will not result in taxable income to the participant. The exercise of an incentive stock option will not result in taxable income to the participant provided that the participant was, without a break in service, an employee of the Company or a subsidiary during the period beginning on the date of the grant of the option and ending on the date three months prior to the date of exercise (one year prior to the date of exercise if the participant is disabled, as that term is defined in the Internal Revenue Code).

      The excess of the fair market value of the shares at the time of the exercise of an incentive stock option over the exercise price is an adjustment that is included in the calculation of the participant's alternative minimum taxable income for the tax year in which the incentive stock option is exercised. For purposes of determining the participant's alternative minimum tax liability for the year of disposition of the shares acquired pursuant to the incentive stock option exercise, the participant will have a basis in those shares equal to the fair market value of the shares at the time of exercise.

      If the participant does not sell or otherwise dispose of the shares within two years from the date of the grant of the incentive stock option or within one year after the transfer of such stock to the participant, then, upon disposition of such shares, any amount realized in excess of the exercise price will be taxed to the participant as capital gain. A capital loss will be recognized to the extent that the amount realized is less than the exercise price.

      If the foregoing holding period requirements are not met, the participant will generally realize ordinary income at the time of the disposition of the shares, in an amount equal to the lesser of (i) the excess of the fair market value of the shares on the date of exercise over the exercise price, or (ii) the excess, if any, of the amount realized upon disposition of the shares over the exercise price and the Company will be entitled to a corresponding deduction. If the amount realized exceeds the value of the shares on the date of exercise, any additional amount will be capital gain. If the amount realized is less than the exercise price, the participant will recognize no income, and a capital loss will be recognized equal to the excess of the exercise price over the amount realized upon the disposition of the shares.

      Stock Appreciation Rights. The grant of a SAR will not result in taxable income to the participant. Upon exercise of a SAR, the fair market value of shares received will be taxable to the participant as ordinary income and the Company will be entitled to a corresponding deduction. Gains and losses realized by the participant upon disposition of any such shares will be treated as capital gains and losses, with the basis in such shares equal to the fair market value of the shares at the time of exercise.

      Stock Awards. A participant who has been granted a stock award will not realize taxable income at the time of grant, provided that that the stock subject to the award is not delivered at the time of grant, or if the stock is delivered, it is subject to restrictions that constitute a "substantial risk of forfeiture" for U.S. income tax purposes. Upon the later of delivery or vesting of shares subject to an award, the holder will realize ordinary income in an amount equal to the then fair market value of those shares and the Company will be entitled to a corresponding deduction. Gains or losses realized by the participant upon disposition of such shares will be treated as capital gains and losses, with the basis in such shares equal to the fair market value of the shares at the time of delivery or vesting. Dividends paid to the holder during the restriction period, if so provided, will also be compensation income to the participant and the Company will be entitled to a corresponding deduction.

      Withholding of Taxes. The Company may withhold amounts from participants to satisfy withholding tax requirements. Except as otherwise provided by the Compensation Committee, participants may have shares withheld from awards or may tender previously owned shares to the Company to satisfy tax withholding requirements. The shares withheld from awards may only be used to satisfy the Company's minimum statutory withholding obligation.

      Change in Control. Any acceleration of the vesting or payment of awards under the 2007 Equity Incentive Plan in the event of a Change in Control may cause part or all of the consideration involved to be treated as an "excess parachute payment" under the Internal Revenue Code, which may subject the participant to a 20% excise tax and preclude deduction by the Company.

Tax Advice

      The preceding discussion is based on U.S. tax laws and regulations presently in effect, which are subject to change, and the discussion does not purport to be a complete description of the U.S. income tax aspects of the 2007 Equity Incentive Plan. A participant may also be subject to state and local taxes in connection with the grant of awards under the 2007 Equity Incentive Plan. The Company suggests that participants consult with their individual tax advisors to determine the applicability of the tax rules to the awards granted to them in their personal circumstances.

      The number and types of awards to be made pursuant to the 2007 Equity Incentive Plan is subject to the discretion of the Compensation Committee or its delegee(s) and is not determinable at this time.

      Adoption of this proposal requires the affirmative vote of a majority of the votes cast at the Annual Meeting, in person or by proxy provided a quorum is present.

      We recommend that you vote FOR this proposal.

                      PROPOSAL 3 - THE REVERSE STOCK SPLIT

Purpose and Background of the Reverse Stock Split

      The primary purpose of the 1:150 reverse stock split described in the Notice of Meeting is to make sufficient authorized shares available for issuance in connection with the settlement or conversion of indebtedness of the Company and our subsidiaries and in the event that certain outstanding convertible notes and warrants are converted or exercised, as applicable, for shares of our common stock, all as described below.

      On February 15, 2007, the Company consummated a financing transaction with unaffiliated accredited institutional investors from which the Company received gross proceeds of approximately $4,150,000. In connection with the financing, the Company issued senior secured convertible promissory notes to the investors in the aggregate original principal amount of approximately $4,456,000 and five-year warrants to purchase an aggregate of approximately 480,000,000 shares of our common stock at a price (subject to adjustments) of $0.00464 per share. Subject to adjustment, the notes issued in the financing are convertible, at the option of the holder, into shares of our common stock at a price of $0.00464 per share. As of March 30, 2007, the notes issued in the financing were convertible into approximately 960,000,000 shares of our common stock.

      Contemporaneously with the closing of the financing, we and our subsidiaries settled outstanding indebtedness in a total amount of $9,959,000 and obtained the release of security interests in favor of the holders of the indebtedness in exchange for the commitment to issue approximately 1,073,440,000 shares of our common stock, warrants to purchase approximately 397,030,000 shares of our common stock, cash payments of approximately $2,428,000 and promises to pay of approximately $320,000. On March 29, 2007, we issued 275,309,405 shares of our common stock under the terms of these settlements.

      On February 15, 2007, our authorized voting stock consisted of 25,000,000 shares of common stock, 850,000 shares of Series A convertible preferred stock and 150,000 shares of Series B convertible preferred stock. On that date, there were 21,636,225 shares of common stock, 67,000 shares of Series A convertible preferred stock and 117,055 shares of Series B convertible preferred stock outstanding and entitled to vote.

      On March 28, 2007, we filed an amendment to our articles of incorporation whereby we increased, effective March 28, 2007, our authorized number of common shares to 400,000,000 shares, at which time all Series A and Series B convertible preferred stock were automatically converted to shares of our common stock. Upon conversion, these shares aggregated to 89,801,250 common shares. As of April 4, 2007, the record date, and following conversion of the Series A convertible preferred stock and the Series B convertible preferred stock, and the issuance of an additional 275,309,405 shares of common stock in settlement or conversion of certain of our indebtedness, as described above, there were a total of 386,746,880 shares of common stock outstanding.

      Pursuant to the terms of the February 2007 financing, we are required to effect the reverse stock split in order to accommodate the reservation of common stock for issuance on the conversion of the notes and the exercise of the warrants issued in the financing and the warrants issued under our debt settlements, and to provide for the remaining shares of common stock for issuance in connection with the settlement of our indebtedness. Our failure to consummate the reverse stock split by May 31, 2007 will be a breach of the notes and may result in an event of default. Upon the closing of the reverse stock split, we anticipate that we will issue a number of shares equivalent to the remaining 798,131,910 shares of common stock, as adjusted by the reverse stock split, required to satisfy the terms of the settlements with the holders of our and our subsidiaries' indebtedness. In addition, we expect that our board of directors will reserve a number of shares equivalent to approximately 1,440,365,000 shares of common stock, as adjusted by the reverse stock split, underlying the notes and the warrants.

      Following the reverse stock split and taking into account these additional issuances, and the related downward adjustment of the number of shares of common stock into which our various convertible notes, warrants and options may be exercised or converted, there will be a total of 7,918,633 shares of common stock issued and outstanding, and a total of [_____] shares of common stock reserved for issuance pursuant to outstanding convertible securities. In addition, assuming the approval of the 2007 Equity Incentive Plan and the reservation of 1,500,000 shares of our common stock thereunder, since we are not proposing to adjust our number of authorized shares of common stock (currently 400,000,000) in connection with the reverse stock split, following the reverse stock split we will have a total of approximately [________] shares of common stock unreserved and available for issuance.

      The available shares would be issuable without further action by our stockholders, unless stockholder approval is required by law or regulation. The available shares may be used for any proper corporate purpose approved by our board of directors and to meet future business needs as they arise. These include, without limitation, the declaration of stock splits or dividends, equity compensation plans or arrangements, the sale of stock to raise additional capital, the purchase of property or assets and other bona fide corporate purposes.

Effect On Outstanding common stock; No Fractional Shares

      The principal effect of the reverse stock split will be to decrease the number of outstanding shares of our common stock. The total number of shares of common stock each stockholder holds will be reclassified automatically into 1/150 of the number of shares such stockholder held immediately before the reverse stock split. If the total number of shares a stockholder holds is not evenly divisible by 150, that stockholder will not receive a fractional share but instead will receive the next highest whole share number.

      The reverse stock split will result in some stockholders owning "odd-lots" of less than 100 shares of common stock. Brokerage commissions and other costs of transactions in odd-lots are generally higher than the costs of transactions in "round-lots" of even multiples of 100 shares.

      The reverse stock split will not otherwise alter or modify the rights, preferences, privileges or restrictions of the common stock.

      In addition to its impact on the common stock, as a result of the reverse stock split the number of shares of common stock into which our various convertible notes, warrants and options may be exercised or converted will be reduced proportionately, pursuant to the dilution protection mechanisms contained in each such convertible security.

      The trading price of our outstanding common stock may increase following the reverse stock split as a result of the decrease in the number of outstanding shares associated with the reverse stock split. There are many factors that influence the price of common stock other than the number of shares outstanding, and we cannot assure investors that any increase in the trading price of the common stock will be proportionate to the decrease in outstanding shares, or sustained for any period of time. The possibility exists that stockholder liquidity may be adversely affected by the reduced number of shares which would be outstanding if the reverse stock split is effected, particularly if the price per share of the common stock begins a declining trend after the reverse stock split is effected.

No Effect On Legal Ability To Pay Dividends

      Our board of directors has not in the past declared, nor does it have any plans to declare in the foreseeable future, any distributions of cash, dividends or other property to the holders of common stock. We are not in arrears on any dividends to the holders of common stock. We do not believe that the reverse stock split will have any effect with respect to future distributions, if any, to our stockholders.

Exchange Of Stock Certificates

      The transfer agent for the common stock is Interwest Transfer Company, located at 1981 East 4800 South - Suite 100, Salt Lake City, Utah 84117.

      As of April 4, 2007, there were [133] holders of record of our common stock. We do not expect the reverse stock split to result in a reduction in the number of record holders of our stock. We do not intend to seek any change in our status as a reporting company for federal securities law purposes, either before or after the reverse stock split.

      Following the effective date of the reverse stock split, each stockholder will be able to obtain a certificate evidencing its post-reverse stock split shares by sending the transfer agent its old stock certificate(s). Stockholders will not receive certificates for post-reverse-split shares unless and until their old certificates are surrendered. The transfer agent will send each stockholder's new stock certificate promptly after receipt of that stockholder's old stock certificate(s), subject to the transfer agent's right to require any additional documentation. Stockholders will not have to pay any service charges in connection with the exchange of their certificate.

Certain Federal Tax Consequences

      The following discussion summarizes certain United States federal income tax consequences to the Company and its stockholders of the reverse stock split. This discussion does not purport to be a complete summary of all potential federal income tax consequences of the reverse stock split. It does not address all of the United States federal income tax considerations that may be relevant to the Company stockholders in light of their individual circumstances or to our stockholders that are subject to special rules, such as financial institutions, tax-exempt organizations, insurance companies, dealers in securities, traders who mark to market, non-U.S. stockholders, stockholders who hold shares of our common stock as part of a straddle, hedge, or conversion transaction, stockholders who acquired their shares of our common stock pursuant to the exercise of employee stock options or otherwise as compensation, stockholders who are subject to the federal alternative minimum tax, and stockholders not holding their shares of our common stock as a capital asset. This discussion also does not address any non-income tax consequences or any state, local, or non-U.S. tax consequences.

      No rulings from the Internal Revenue Service or opinions of counsel have been or will be requested with respect to any of the matters discussed herein and, as a result, there can be no assurance that the Internal Revenue Service will not disagree with or challenge any of the conclusions described below. The discussion below is based upon the provisions of the Internal Revenue Code (the "Code"), the Treasury Regulations promulgated thereunder, judicial decisions and administrative rulings currently in effect, all of which are subject to change, possibly on a retroactive basis. The summary does not address the tax consequences of any transaction other than the reverse stock split.

      EACH STOCKHOLDER SHOULD CONSULT HIS, HER OR ITS TAX ADVISOR AS TO THE UNITED STATES FEDERAL INCOME TAX CONSEQUENCES TO SUCH STOCKHOLDER OF THE REVERSE SPLIT. EACH STOCKHOLDER SHOULD ALSO CONSULT HIS, HER OR ITS TAX ADVISOR AS TO ANY STATE, LOCAL, NON-U.S. AND NON-INCOME TAX CONSIDERATIONS RELEVANT TO SUCH STOCKHOLDER AS A RESULT OF THE REVERSE SPLIT.

Tax Consequences To Our Stockholders

      General. Under Section 354 of the Code, a stockholder who exchanges stock or securities of a corporation, solely for stock or securities of the same corporation in a transaction that constitutes a "recapitalization" within the meaning of Section 368(a)(1)(E) of the Code, generally will not recognize gain or loss on the exchange. The Company believes that the reverse stock split constitutes a "recapitalization" within the meaning of Section 368(a)(1)(E) of the Code. The remainder of this discussion assumes that the reverse stock split will be treated as a "recapitalization" within the meaning of Section 368(a)(1)(E) of the Code.

      Tax basis of our common stock. The aggregate tax basis of the common stock received by our stockholders in exchange for their common stock will be the same as the aggregate tax basis of the shares of common stock surrendered in connection with the reverse stock split.

      Holding period of our common stock. The holding period of the common stock received by our stockholders in exchange for their shares of common stock in connection with the reverse stock split will include the holding period of the shares of common stock surrendered in exchange therefor.

      Information Reporting. Company stockholders who receive shares of our common stock in connection with the reverse stock split will be required to attach a statement to their tax returns for the year in which the conversion occurs that contains the information listed in Treasury Regulations Section 1.368-3(b). Such statement must include the holder's tax basis in that holder's shares of common stock surrendered in connection with the reverse stock split.

Tax Consequences To The Company

      The Company will recognize no gain or loss by reason of the reverse stock split.

Miscellaneous

      The common stock is currently registered under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), and, as a result, we are subject to the periodic reporting and other requirements of the Exchange Act. The reverse stock split will not affect the registration of the common stock under the Exchange Act. The par value of the common stock will not change as a result of the reverse stock split. Accordingly, the common stock account on our balance sheet will be reduced to reflect the lower number of outstanding shares and the paid-in capital account will be correspondingly increased.

Amendment to Articles of Incorporation

      The amendment to the articles of incorporation effecting the reverse stock split will become effective upon approval by the stockholders and filing of the Amendment with the State of Nevada, which is expected to occur as soon as practicable following stockholder approval. The form of amendment to our articles of incorporation are attached this proxy statement as Appendix A.

      We recommend that you vote FOR this proposal.

                 CORPORATE GOVERNANCE AND THE BOARD OF DIRECTORS

General

      Generally, the board of directors oversees our business and monitors the performance of our management. In accordance with our corporate governance procedures, the board does not involve itself in the day-to-day operations of Aquamatrix, which is monitored by our executive officers and management. Our directors fulfill their duties and responsibilities by attending regular meetings of the board, and through committee membership, which is discussed below. Our directors also discuss business and other matters with Mr. M. Harriton, our President and Chief Executive Officer, other key executives and our principal external advisers (legal counsel, auditors and other consultants). In December 2005, we reduced the size of our board from seven to five directors following the resignation of Geoffrey Donaldson and Richard Selinfreund from the board. In March 2007, Wayne Celia resigned from our board, reducing the number of our directors to four.

      With the exception of Mr. M. Harriton, all of our current directors are "independent" as defined by the SEC and the board has determined that the independent directors do not have other relationships with us that prevent them from making objective, independent decisions. The board of directors has established an Audit Committee, a Nominating Committee, a Corporate Governance Committee and a Compensation Committee.

      Our board of directors held four meetings during the fiscal year ended April 30, 2006. All of the continuing directors attended at least 75% of the board meetings and meetings of committees of which they were members. While we do not have a specific policy regarding attendance at the annual stockholder meeting, all directors are encouraged and expected to attend the meeting.

Audit Committee

      The Audit Committee was established by our board of directors for the purpose of overseeing our accounting and financial reporting processes and audits of our consolidated financial statements by our independent auditors. The audit committee is made up of Mr. Kanter (chairman), Mr. Reynolds and Mr. Burelson. We believe that each of the members of the Audit Committee meets the independence requirements of the SEC. Each of the members of the Audit Committee is financially literate and has accounting and finance experience and Mr. Kanter is deemed an Audit Committee financial expert within the meaning of SEC regulations as defined in Item 401 of Regulation S-B. We have adopted a written charter for the committee, which sets forth the committee's duties and responsibilities. Our current charter has been included as Appendix C hereto. In the fiscal year ending April 30, 2006, the Audit Committee met five times.

Compensation Committee

      During the fiscal year ended April 30, 2006, the Compensation Committee was comprised of Mr. Burelson and Mr. Reynolds, each of whom is expected to serve on the committee through the fiscal year ending April 30, 2007. Each of the members is considered "independent" according to the independence requirements of the SEC, an "outside" director pursuant to Section 162(m) of the Internal Revenue Code and a "non-employee" director under Section 16 of the Securities Exchange Act of 1934. The purpose of the Compensation Committee is to determine the salary and bonus to be paid to Mr. Harriton, our President and Chief Executive Officer. We have adopted a written charter for the committee, which sets forth the committee's duties and responsibilities. Our current charter has been included as Appendix D hereto. In the fiscal year ending April 30, 2006, the Compensation Committee did not meet.

Corporate Governance Committee

      During the fiscal year ended April 30, 2005, the members of the Corporate Governance Committee were Mr. Reynolds, Mr. Harriton and Mr. Kanter. We believe that each of the members of the committee meets the independence requirements of the SEC. The primary purposes of the committee are to review and report to the board of directors on a periodic basis with regards to matters of corporate governance (which is defined for this purpose as the relationships of the board, the stockholders and management in determining the direction and performance of the company), including the review of, and recommendations with regards to, stockholder proposals. We have adopted a written charter for the committee, which sets forth the committee's duties and responsibilities. Our current charter has been included as Appendix E hereto. In the fiscal year ending April 30, 2006, the Corporate Governance Committee did not meet.

Nominating Committee

      Our Board of Directors has adopted a charter for a Nominating Committee but the committee members have not been assigned and the committee has not met. Each member expected to be assigned to the committee is expected to be considered "independent" according to the independence requirements of the SEC. The primary purposes of the committee are to identify and recommend individuals to be presented to our stockholders for election or re-election to the board of directors. The Committee's written charter sets forth the committee's duties and responsibilities. Our current charter has been included as Appendix F hereto. To this point, the Board of Directors, acting as a whole, has fulfilled the duties and responsibilities of the Nominating Committee. The full Board of Directors will continue to fulfill such responsibilities until members of the Nominating Committee have been appointed.

Director Nominations and Qualifications

      For the 2006 annual meeting, the Nominating Committee nominated for re-election to the board the four incumbent directors. We did not receive any stockholder nominations for director for the 2006 annual meeting.

      The Nominating Committee evaluates all potential nominees for election, including incumbent directors, board nominees and those stockholder nominees included in the proxy statement, in the same manner. Generally, the committee believes that, at a minimum, directors should possess certain qualities, including the highest personal and professional ethics and integrity, a sufficient educational and professional background, demonstrated leadership skills and sound judgment. The committee also evaluates potential nominees to determine if they have any conflicts of interest that may interfere with their ability to serve as effective board members and to determine whether they are "independent" in accordance with the requirements of the SEC (to ensure that at least a majority of the directors will, at all times, be independent). The committee has not, in the past, retained any third party to assist it in identifying candidates.

Stockholder Communication with the Board, Nomination and Proposal Procedures

      General Communications with the Board. Stockholders may contact Aquamatrix's board of directors by contacting Mr. M. Harriton at Aquamatrix, Inc., 305 Madison Avenue, Suite 4510, New York, New York 10165. All comments will be forwarded directly to the Chairman of the Board.

      Nominations of Directors. In accordance with our bylaws, a stockholder may nominate a director for election to the board at an annual meeting of stockholders by delivering written notice of the nomination to our President not fewer than 60 days nor more than 90 days prior to the date of the annual meeting. The stockholder's notice of intention to nominate a director must include the name, age and address of the proposed nominee, the principal occupation of the proposed nominee, the name and address of the stockholder making the nomination, the number of shares of capital stock of Aquamatrix owned by the proposed nominee and the number of shares of capital stock of Aquamatrix owned by the notifying stockholder. We may request additional information after receiving the notification.

      Other Stockholder Proposals. For all other stockholder proposals to be considered for inclusion in our proxy statement and form of proxy relating to our annual meeting for the fiscal year ended April 30, 2007, stockholder proposals must be received by Mr. M. Harriton, our President and Chief Executive Officer, at the above address, no later than December 15, 2007, and must otherwise comply with the rules and regulations set forth by the Securities and Exchange Commission. If, however, such annual meeting of stockholders is held either before February 29, 2008, or after April 29, 2008, to be considered for inclusion in our proxy statement and form of proxy relating to such annual meeting of stockholders, all other stockholder proposals must be received by Mr. Harriton at a reasonable time before we begin to print and mail our proxy materials.

Code of Ethics

      We have a Code of Business Conduct in place that applies to all of our directors and employees. The code sets forth the standard of ethics that we expect all of our directors and employees to follow, including our Chief Executive Officer. In addition, we have a Code of Ethics for CEO and Senior Financial Officers in place, which includes additional policies to which the Chief Executive Officer and any senior financial officers are subject. We intend to satisfy the disclosure requirements under Item 10 of Form 8-K regarding any amendment to or waiver of the code with respect to our Chief Executive Officer and any senior financial officer.

                             EXECUTIVE COMPENSATION

Summary Compensation Table

      The following table sets forth, for the Company's last three fiscal years, all compensation awarded to, earned by or paid to all persons serving as the Company's chief executive officer ("CEO") or interim CEO in fiscal 2005 and the most highly compensated executive officers of the Company other than the CEO or interim CEO whose salary and bonus payments exceeded $100,000 in fiscal 2005.

                               Annual Compensation

                                                                                                          Long Term
                                        Year                                                            Compensation
                                        Ended                                         Other               Options/
Name & Principal Position             April 30,     Salary ($)    Bonus ($)      Compensation ($)          SAR (#)
-------------------------             ---------     ----------    ---------      ----------------          -------
Matthew Harriton (Chief Executive       2006         $203,000         -                $ 0                    -
and Chief Financial Officer)            2005         $143,700         -                $ 0                5,000,000
                                        2004         $ 75,000         -                $ 0                    -

(1) Approximately $106,250 and $75,000 of salary for the year ended April 30, 2006 and the year ended April 30, 2004, respectively were accrued but not paid. In connection with the February 2007 financing, the April 30, 2006 amounts plus additional salary owed through January 31, 2007 were deferred for payment until August 2009 ($136,000) and February 2010 ($136,000). The $75,000 outstanding at April 30, 2004 was converted to debt as part of the terms of the Company's share exchange agreement in 2004.

      Except as set forth above, no other options or warrants have been issued to our officers and directors named in the above summary compensation table during the last three fiscal years.

Options/SAR Grants in Last Fiscal Year

      During fiscal 2006 no option grants were made to the named executive officers.

Aggregated Option/SAR Exercises in Fiscal 2006 and Fiscal 2006 Year-End Option/SAR Value

      Information relating to the number and value of options exercised during the year and held at year end by such named executive officers is set forth in the following table:

                                                                                           Value of Unexercised
                                      Shares                       Number of Unexercised       In-the Money
                                    Acquired on        Value        Options/SARs at F/Y     Options/SARs at F/Y
                                     Exercise        Realized      End (#) Exercisable/     End ($)Exercisable/
                                        (#)             ($)            Unexercisable           Unexercisable
                                    -----------      ---------     ---------------------   --------------------
Matthew Harriton                         0              $0          4,000,000/1,000,000           $-0-/$-0-

(1) Shares of common stock. Mr. Harriton was granted 5,000,000 options in connection with his employment agreement on May 24, 2004 of which 2,000,000 were immediately exercisable and 1,000,000 are exercisable on each of the first, second and third anniversaries of the agreement.

(2) Based on the closing price (estimated to be $0.03) of shares quoted on April 28, 2006.

Long-Term Incentive Plans

      Not Applicable.

Compensation of Directors

      During the fiscal years ended April 30, 2006 and 2005, no director received any compensation for services provided in such capacity. Directors are reimbursed for reasonable expenses incurred by them in connection with their activities on behalf of Aquamatrix.

Employment Contracts and Termination of Employment and Change in Control Arrangements

      On May 19, 2004 we entered into an employment agreement with Mr. Matthew Harriton for a term of three years with an automatic one year extension. The agreement provides for an annual base salary of $120,000 with annual increases of 10%. The agreement also provides for an annual performance bonus based on an annual operating profit in excess of $500,000. The agreement provides for certain payments in the event of death, disability or change in control. In addition, the officer was granted a nonqualified option, effective on May 24, 2004, the date of the closing of the share exchange agreement, to purchase 5,000,000 shares of common stock for a period of 5 years. The option is immediately exercisable for the purchase of 2,000,000 shares and exercisable as to an additional 1,000,000 shares commencing on each of the first, second, and third anniversaries of the closing date, respectively, provided that optionee remains an employee. The options are exercisable at the "Applicable Trading Price" based on a formula contained in the share exchange agreement which resulted in an option price, based on the average bid closing price for 30 consecutive trading days prior to the closing, of $0.15.

      On November 22, 2004, this employment agreement was amended and restated. The amended and restated agreement provides for annual compensation of $200,000 effective January 1, 2005, with a 10% increase each year on December 31 during the term of the agreement. The annual performance bonus was eliminated and bonuses now are to be paid at the discretion of the board of directors. The agreement was also extended to December 31, 2009. All other terms remained the same as in the original agreement.

      Mr. Harriton has not collected cash compensation under this agreement since October 2005 and was owed approximately $106,000 at April 30, 2006. In connection with the February 2007 financing, those amounts plus additional salary owed to Mr. Harriton through January 31, 2007 were deferred for payment until August 2009 ($139,000) and February 2010 ($136,000).

Report on Repricing of Options/SARS

      None.

                 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

Relationships and related transactions of the Company since May 1, 2005 are as follows:

      Between December 20, 2005 and December 28, 2006, the Company raised approximately $1,040,000 by issuing 11% per annum subsidiary senior secured notes of Foam Manufacturing, Inc., our indirect wholly-owned subsidiary, pursuant to a note purchase agreement as amended and restated on February 1, 2006. The notes were issued to directors (Gene Burelson, $75,000, Arlen Reynolds, $20,000) and other related parties (Richard Harriton, $95,000), as well as third parties (Chicago Investments, Inc., $575,000, Kanter Family Foundation, $25,000, and CIBC, solely as Trustee for T-555, $250,000). Such subsidiary senior secured notes were secured by all the assets of Foam Manufacturing and, as extended, were due on the earlier of January 31, 2007 or the completion of a financing of at least $500,000. Contemporaneously with the consummation of the February 2007 financing, the obligations owed by the Company to each of the holders of subsidiary senior secured notes were converted into the right to receive, in the aggregate approximately 104,000,000 shares of our common stock and warrants to purchase approximately 244,000,000 shares of our common stock issuable at such time as our authorized common stock is increased to 400,000,000 shares, and approximately 369,000,000 shares of our common stock issuable upon the consummation of the reverse stock split. The Company also made a cash payment of approximately $78,000 at the time of the conversion representing the outstanding interest accrued on the subsidiary senior secured notes. On March 29, 2007, we issued approximately 104,000,000 shares of common stock and warrants to purchase approximately 244,000,000 shares of our common stock per the terms of the conversion.

      Beginning in November 2005, the Company began raising short-term financing through financing its accounts receivable. Under this program, specific accounts receivable are sold at a discount and the Company retains the right to repurchase the accounts, subject to a 2% per month financing charge. Additionally, beginning in April 2006, borrowings under this arrangement were extended to customer purchase orders. The Company records this as a financing transaction in which the receivables sold are carried on the consolidated balance sheet and the amount to be repaid is reflected as a short-term debt. At April 30, 2006, approximately $92,000 of this liability was payable to Mr. R. Harriton, a related party to Mr. M. Harriton.

      On January 25, 2002, the manufacturing facility of Hydrogel Design Systems was purchased by an entity owned by Mr. R. Harriton. On January 25, 2002, Hydrogel Design Systems entered into a lease with 2150 Cabot, LLC, an entity owned by Mr. R. Harriton, which provides for minimum monthly rental payments of $11,687 and expires in 2012. The rent increases by 5% every two years for the duration of the lease. On September 30, 2002, in consideration for the extension of certain debt due, the rent increase of 5% effective February 1, 2004 was increased by an additional 10%. The rent increases subsequent to that date, every two years, remain at 5% of the prior period amount inclusive of the 10% additional one-time increase. Hydrogel Design Systems also entered into a month to month lease for office space with another entity, Park Avenue Consulting, owned by Mr. R. Harriton in December 1, 2001 which terminated in April 2004. Unpaid rents of approximately $312,000, $77,000 and $229,000 were due to Mr. R. Harriton on these leases as of April 30, 2006, 2005 and 2004, respectively. In addition, Mr. R. Harriton made temporary advances to the Company during 2006 and 2005, of which approximately $243,000 and $78,000, respectively, was due to Mr. Harriton at April 30, 2006 and 2005. In February 2007, contemporaneously with the consummation of the February 2007 financing, these liabilities owed to Mr.
R. Harriton, plus additional amounts owed to him for unpaid rent and advances through January 31, 2007, were settled in exchange for the agreement to issue approximately 265,350,372 shares of common stock and warrants to purchase approximately 132,675,186 shares of common stock, of which 58,240,112 shares of common stock were issued on March 29, 2007.

      As of April 30, 2006, the Company owed Mr. R. Harriton approximately $1,652,000 consisting of approximately $1,308,000 in principal and approximately $344,000 of accrued interest under a convertible 8% debenture. Interest expense was approximately $105,000 for each of the fiscal years ended April 30, 2006 and April 30, 2005. In February 2007, contemporaneously with the consummation of the February 2007 financing, these liabilities to Mr. Harriton were settled in exchange for the agreement to issue approximately 173,151,200 shares of common stock and warrants to purchase approximately -0- shares of common stock, of which 38,003,886 shares of common stock were issued on March 29, 2007.

      In addition, in May, 2004, Mr. R. Harriton exchanged an aggregate of options and warrants to purchase 331,500 shares of Hydrogel Design Systems common stock for an aggregate of warrants to purchase 10,566,000 shares of our common stock based on the same ratios described above. These options and warrants are currently exercisable at prices that range between [$0.08 -$0.39] and expire between six and seven years from issuance.

      At April 30, 2006, the Company owed Mr. M. Harriton approximately $421,000 consisting of approximately $365,000 in principal, approximately $56,000 of accrued interest under a convertible 8% indenture. Interest expense was approximately $27,000 for each of the years ended April 30, 2006 and April 30, 2005. In February 2007, contemporaneously with the consummation of the 2007 Financing, these liabilities to Mr. M. Harriton were settled in exchange for the agreement to issue approximately 20,000,000 shares of common stock and warrants to purchase approximately -0- shares of common stock, of which 20,000,000 shares of common stock were issued on March 29, 2007.

      At April 30, 2006, the Company owed Mr. Geoffrey Donaldson, the Chief Operating Officer of Hydrogel Design Systems until December 19, 2005, approximately $507,000 consisting of approximately $439,000 in principal and approximately $68,000 of accrued interest under a convertible 8% debenture. Interest expense was approximately $34,000 for the each of years ended April 30, 2006 and 2005. In February 2007, contemporaneously with the consummation of the 2007 Financing, Mr. Donaldson agreed to settle the amount owed to him under this debenture for the total amount of $100,000, $50,000 of which was paid at the closing of the February 2007 financing and the remainder of which is payable in 25 monthly cash payments of $2,000 each. Upon the reverse tock split, Mr. Donaldson is also entitled to receive as part of the settlement warrants to purchase 7,000,000 of our shares of common stock.

                             AUDIT COMMITTEE REPORT

      The report of the Audit Committee below shall not be deemed incorporated by reference by any general statement incorporating by reference this proxy statement into any filing under the Securities Act of 1933 or under the Securities Exchange Act of 1934, except to the extent Aquamatrix specifically incorporates this information by reference, and shall not otherwise be deemed filed under such Acts.

      Management has primary responsibility for the Company's consolidated financial statements and the overall reporting process, including the Company's system of internal control over financial reporting. Rothstein, Kass & Co. PC ("Rothstein Kass"), our independent registered public accounting firm, audit the annual consolidated financial statements prepared by management and express an opinion as to whether those financial statements fairly present the consolidated financial position, results of operations and cash flows of the Company and its subsidiaries in conformity with accounting principles generally accepted in the United States. Rothstein Kass reports to the audit committee an members of the board of directors and who are representatives of the Company's stockholders.

      The Audit Committee assists the board in carrying out its oversight responsibilities for our financial reporting process, audit process and internal controls. The Audit Committee also reviews the audited financial statements and recommends to the board that they be included in our annual report on Form 10-KSB. We believe that the committee is comprised solely of independent directors.

      The Audit Committee has reviewed and discussed our audited financial statements for the fiscal year ended April 30, 2006 with our management and Rothstein Kass. The committee has also discussed with Rothstein Kass the matters required to be discussed by SAS 61 (Codification for Statements on Auditing Standards) as well as having received and discussed the written disclosures and the letter from Rothstein Kass required by Independence Standards Board Statement No. 1 (Independence Discussions with Audit Committees). Based on the review and discussions with management and Rothstein Kass, the committee recommended to the board that the audited financial statements be included in our annual report on Form 10-KSB for the fiscal year ending April 30, 2006 for filing with the Securities and Exchange Commission.

      Approved by the Aquamatrix Audit Committee as of April 30, 2006.

     Arlen Reynolds        Joel S. Kanter (Chairman)        Gene E. Burelson

Accountant Fees

      Audit Fees. The aggregate amount of fees billed by Rothstein Kass for its audit of Aquamatrix's annual consolidated financial statements for the fiscal years ended April 30, 2006 and April 30, 2005, for its required reviews of our unaudited condensed consolidated interim financial statements included in our Form 10-QSBs filed during those years and for consents and assistance with documents filed with the SEC were $87,000 and $106,000, respectively.

      Audit Related Fees. The aggregate amounts of audit related fees billed by Rothstein Kass for the fiscal years ended April 30, 2006 and April 30, 2005 were $0 and $0, respectively.

      Tax Fees. The aggregate amounts of tax related services billed by Rothstein Kass for the fiscal years ended April 30, 2006 and April 30, 2005 were $0 and $0, for professional services rendered for tax compliance, tax advice and tax planning.

      All Other Fees. We did not incur any other fees from Rothstein Kass for our fiscal years ending April 30, 2006 and April 30, 2005 other than the fees reported above.

      The Audit Committee, after consideration of the matter, does not believe that the rendering of these services by Rothstein Kass to be incompatible with maintaining Rothstein Kass's independence as our independent registered public accounting firm.

Audit Committee Pre-Approval Policy

      Among other things, the Audit Committee is responsible for appointing, setting compensation for and overseeing the work of the independent registered public accounting firm. The Audit Committee's policy is to pre-approve all audit and permissible non-audit services provided by Rothstein Kass. These services include audit and audit-related services, tax services, and other services. Rothstein Kass and management are required to periodically report to the Audit Committee regarding the extent of services provided by Rothstein Kass in accordance with this pre-approval, and the fees for the services performed to date. The Audit Committee may also pre-approve particular services on a case-by-case basis that the committee had not already specifically approved.

                     ANNUAL REPORT AND FINANCIAL STATEMENTS

      A copy of our Annual Report on Form 10-KSB for the fiscal year ended April 30, 2006 (including financial statements), accompanies this proxy statement.

                                                       Arlen Reynolds
                                                       Chairman of the Board

April 13, 2007
New York, New York

                       ALL STOCKHOLDERS ARE URGED TO SIGN
                         AND MAIL THEIR PROXIES PROMPTLY

                                                                      APPENDIX A

              AMENDMENT TO THE COMPANY'S ARTICLES OF INCORPORATION
                        AFFECTING THE REVERSE STOCK SPLIT

      The following sets forth the changes to Article FOURTH of the Company's Articles of Incorporation:

      "FOURTH: That the total number of shares of stock which the corporation is authorized to issue is:

            (a) Common. 400,000,000 shares of Common Stock having a par value of $.001 per share.

            (b) Preferred. 1,000,000 shares of Preferred Stock having a par value of $.001 per share and to be issued in such series and to have such rights, preferences, and designations as determined by the Board of Directors of the Corporation.

      Without regard to any other provision of these Articles of Incorporation, each one (1) share of Common Stock, either issued and outstanding or held by the Corporation as treasury stock, immediately prior to the time this amendment becomes effective shall be and is hereby automatically reclassified and changed (without any further act) into one-one hundred fiftieth (1/150) of a fully-paid and nonassessable share of Common Stock, without increasing or decreasing the amount of stated capital or paid-in surplus of the Corporation, provided that no fractional shares shall be issued to any registered holder of Common Stock, and if the total number of shares a stockholder holds is not evenly divisible by 150, that stockholder will not receive a fractional share but instead will receive the next highest whole share number."

                                AQUAMATRIX, INC.

                           2007 EQUITY INCENTIVE PLAN

                                    Article 1
                                     GENERAL

      Section 1.1 Purpose, Effective Date and Term. The purpose of this AQUAMATRIX, INC. 2007 EQUITY INCENTIVE PLAN (the "Plan") is to promote the long-term financial success of AQUAMATRIX, INC., a Nevada corporation (the "Company"), and its Subsidiaries by providing a means to attract, retain and reward individuals who can and do contribute to such success and to further align their interests with those of the Company's stockholders. The "Effective Date" of the Plan is May 1, 2007, subject to approval of the Plan by the Company's stockholders. The Plan shall remain in effect as long as any awards under it are outstanding; provided, however, that no awards may be granted under the Plan after the ten-year anniversary of the Effective Date.

      Section 1.2 Administration. The authority to control and manage the operation of the Plan shall be vested in the Compensation Committee of the Company's Board of Directors (the "Committee"), in accordance with Section 5.1.

      Section 1.3 Participation. Each Employee or Director of, or service provider to, the Company or any Subsidiary of the Company who is granted an award in accordance with the terms of the Plan shall be a "Participant" in the Plan. Awards under the Plan shall be limited to Employees and Directors of, and service providers to, the Company or any Subsidiary; provided, however, that an award (other than an award of an ISO) may be granted to an individual prior to the date on which he or she first performs services as an Employee or a Director, provided that such award does not become vested prior to the date such individual commences such services.

      Section 1.4 Definitions. Capitalized terms in the Plan shall be defined as set forth in the Plan (including the definition provisions of Article 8).

                                    Article 2
                                     AWARDS

      Section 2.1 General. Any award under the Plan may be granted singularly, in combination with another award (or awards), or in tandem whereby the exercise or vesting of one award held by a Participant cancels another award held by the Participant. Each award under the Plan shall be subject to the terms and conditions of the Plan and such additional terms, conditions, limitations and restrictions as the Committee shall provide with respect to such award and as evidenced in the Award Agreement. Subject to the provisions of Section 2.8, an award may be granted as an alternative to or replacement of an existing award under the Plan or any other plan of the Company or any Subsidiary or as the form of payment for grants or rights earned or due under any other compensation plan or arrangement of the Company or its Subsidiaries, including without limitation the plan of any entity acquired by the Company or any Subsidiary. The types of awards that may be granted under the Plan include:

            (a) Stock Options. A stock option represents the right to purchase shares of Stock at an Exercise Price established by the Committee. Any option may be either an incentive stock option (an "ISO") that is intended to satisfy the requirements applicable to an "incentive stock option" described in Code
Section 422(b) or a non-qualified option that is not intended to be an ISO, provided, however, that no ISOs may be: (i) granted after the ten-year anniversary of the earlier of the Effective Date or stockholder approval of the Plan; or (ii) granted to a non-Employee. Unless otherwise specifically provided by its terms, any option granted under the Plan shall be a non-qualified option. Any ISO granted under this Plan that does not qualify as an ISO for any reason shall be deemed to be a non-qualified option. In addition, any ISO granted under this Plan may be unilaterally modified by the Committee to disqualify such option from ISO treatment such that it shall become a non-qualified option.

            (b) Stock Appreciation Rights. A stock appreciation right (an "SAR") is a right to receive, in cash, Stock or a combination of both (as shall be reflected in the Award Agreement), an amount equal to or based upon the excess of: (i) the Fair Market Value of a share of Stock at the time of exercise; over
(ii) an Exercise Price established by the Committee.

            (c) Stock Awards. A stock award is a grant of shares of Stock or a right to receive shares of Stock (or their cash equivalent or a combination of both) in the future. Such awards may include, but shall not be limited to, bonus shares, stock units, performance shares, performance units, restricted stock or restricted stock units or any other equity-based award as determined by the Committee.

      Section 2.2 Exercise of Options and SARs. An option or SAR shall be exercisable in accordance with such terms and conditions and during such periods as may be established by the Committee. In no event, however, shall an option or SAR expire later than ten (10) years after the date of its grant. The "Exercise Price" of each option and SAR shall not be less than 100% of the Fair Market Value of a share of Stock on the date of grant (or, if greater, the par value of a share of Stock); provided, however, that the Exercise Price of an ISO shall not be less than 110% of Fair Market Value of a share of Stock on the date of grant in the case of a 10% Stockholder; further, provided, that the Exercise Price may be higher or lower in the case of options or SARs granted in replacement of existing awards held by an Employee, Director or service provider of an acquired entity. The payment of the Exercise Price of an option shall be by cash or, subject to limitations imposed by applicable law, by such other means as the Committee may from time to time permit, including: (a) by tendering, either actually or by attestation, shares of Stock acceptable to the Committee, and valued at Fair Market Value as of the day of exercise; (b) by irrevocably authorizing a third party, acceptable to the Committee, to sell shares of Stock (or a sufficient portion of the shares) acquired upon exercise of the option and to remit to the Company a sufficient portion of the sale proceeds to pay the entire Exercise Price and any tax withholding resulting from such exercise; (c) by personal, certified or cashiers' check; (d) by other property deemed acceptable by the Committee; or (e) by any combination thereof.

      Section 2.3 Performance-Based Compensation. Any award under the Plan which is intended to be "performance-based compensation" within the meaning of Code
Section 162(m) shall be conditioned on the achievement of one or more objective performance measures, to the extent required by Code Section 162(m), as may be determined by the Committee. The grant of any award and the establishment of performance measures that are intended to be performance-based compensation shall be made during the period required under Code Section 162(m).

            (a) Performance Measures. Such performance measures may be based on any one or more of the following: earnings (e.g., earnings before interest and taxes, earnings before interest, taxes, depreciation and amortization; or earnings per share); financial return ratios (e.g., return on investment, return on invested capital, return on equity or return on assets); capital; changes in revenue, operating or net cash flows; cash flow return on investment; total stockholder return; market share; net operating income, operating income or net income; debt load reduction; expense management; economic value added; stock price; assets, asset quality level, charge offs, non-performing assets, liquidity; regulatory compliance; improvement of financial rating; achievement of balance sheet or income statement objectives and strategic business objectives, consisting of one or more objectives based on meeting specific cost targets; and business expansion goals and goals relating to acquisitions or divestitures. Performance measures may be based on the performance of the Company as a whole or of any one or more Subsidiaries or business units of the Company or a Subsidiary and may be measured relative to a peer group, an index or a business plan.

            (b) Partial Achievement. The terms of any award may provide that partial achievement of the performance measures may result in a payment or vesting based upon the degree of achievement. In addition, partial achievement of performance measures shall apply toward a Participant's individual limitations as set forth in Section 3.3.

            (c) Extraordinary Items. In establishing any performance measure, the Committee may provide for the exclusion of the effects of the following items, to the extent identified in the audited financial statements of the Company, including footnotes, or in the Management's Discussion and Analysis section of the Company's annual report: (i) extraordinary, unusual, and/or nonrecurring items of gain or loss; (ii) gains or losses on the disposition of a business; (iii) changes in tax or accounting principles, regulations or laws; or
(iv) mergers or acquisitions. To the extent not specifically excluded, such effects shall be included in any applicable performance measure.

            (d) Adjustments. Pursuant to this Section 2.3, in certain circumstances the Committee may adjust performance measures; provided, however, no adjustment may be made with respect to an award that is intended to be performance-based compensation, except to the extent the Committee exercises such negative discretion as is permitted under applicable law for purposes of an exception under Code Section 162(m). If the Committee determines that a change in the business, operations, corporate structure or capital structure of the Company or the manner in which the Company or its Subsidiaries conducts its business or other events or circumstances render current performance measures to be unsuitable, the Committee may modify such performance measures, in whole or in part, as the Committee deems appropriate. If a Participant is promoted, demoted or transferred to a different business unit during a performance period, the Committee may determine that the selected performance measures or applicable performance period are no longer appropriate, in which case, the Committee, in its sole discretion, may: (i) adjust, change or eliminate the performance measures or change the applicable performance period; or (ii) cause to be made a cash payment to the Participant in an amount determined by the Committee.

      Section 2.4 Dividends and Dividend Equivalents. Any award under the Plan, including any option or SAR, may provide the Participant with the right to receive dividend payments or dividend equivalent payments with respect to shares of Stock subject to the award, which payments may be either made currently or credited to an account for the Participant, may be settled in cash or Stock and may be subject to restrictions similar to the underlying award.

      Section 2.5 Non-U.S. Awards. The Committee may grant awards, in its sole discretion, to Employees and Directors of the Company and its Subsidiaries who are residing in jurisdictions outside the United States. For purposes of the foregoing, the Committee may, in its sole discretion, vary the terms of the Plan in order to conform any awards to the legal and tax requirements of each non-U.S. jurisdiction where such individual resides or jurisdictions which would apply its laws to the receipt of such awards. The Committee may, in its sole discretion, establish one or more sub-plans of the Plan and/or may establish administrative rules and procedures to facilitate the operation of the Plan in such non-U.S. jurisdictions. For purposes of clarity, any terms contained herein which are subject to variation in a non-U.S. jurisdiction and any administrative rules and procedures established for a non-U.S. jurisdiction shall be reflected in a written addendum to the Plan. To the extent permitted under applicable law, the Committee may delegate its authority and responsibilities under this Section
2.6 of the Plan to one or more officers of the Company.

      Section 2.6 Deferred Compensation. If any award, or right with respect to, would be considered "deferred compensation" as defined under Code Section 409A ("Deferred Compensation"), the Committee reserves the absolute right (including the right to delegate such right) to unilaterally amend the Plan or the Award Agreement, without the consent of the Participant, to maintain exemption from, or to comply with, Code Section 409A. Any amendment by the Committee to the Plan or an Award Agreement pursuant to this Section 2.7 shall maintain, to the extent practicable, the original intent of the applicable provision without violating Code Section 409A. A Participant's acceptance of any award under the Plan constitutes acknowledgement and consent to such rights of the Committee, without further consideration or action. Any discretionary authority retained by the Committee pursuant to the terms of this Plan or pursuant to an Award Agreement shall not be applicable to an award which is determined to constitute Deferred Compensation, if such discretionary authority would contravene Code Section 409A.

      Section 2.7 Repricing of Awards. Except for adjustments pursuant to
Section 3.4 (relating to the adjustment of shares), and reductions of the Exercise Price approved by the Company's stockholders, the Exercise Price for any outstanding option or SAR may not be decreased after the date of grant nor may an outstanding option or SAR granted under the Plan be surrendered to the Company as consideration for the grant of a replacement option with a lower exercise price.

      Section 2.8 Forfeiture of Awards. Unless specifically provided to the contrary in an Award Agreement, upon notification of termination of employment for Cause, in the case of Employees, and termination of service for Cause, in the case of non-Employee Directors, any outstanding awards held by such Employee or non-Employee Director shall terminate immediately, the awards shall be forfeited and the Participant shall have no further rights thereunder.

                                    Article 3
                             SHARES SUBJECT TO PLAN

      Section 3.1 Available Shares. The shares of Stock with respect to which awards may be made under the Plan shall be shares currently authorized but unissued, currently held or, to the extent permitted by applicable law, subsequently acquired by the Company as treasury shares, including shares purchased in the open market or in private transactions.

      Section 3.2 Share Limitations.

            (a) Share Reserve. Subject to the following provisions of this
Section 3.2, the maximum number of shares of Stock that may be delivered to Participants and their beneficiaries under the Plan shall be equal to one million five hundred thousand (1,500,000) shares of Stock, all of which may be granted as ISOs. The maximum number of shares of Stock that may be issued in conjunction with awards other than options and SARs shall be one million five hundred thousand (1,500,000). The aggregate number of shares available for grant under this Plan and the number of shares of Stock subject to outstanding awards shall be subject to adjustment as provided in Section 3.4.

            (b) Reuse of Shares. To the extent any shares of Stock covered by an award (including stock awards), under the Plan, are forfeited or are not delivered to a Participant or beneficiary for any reason, including because the award is forfeited, canceled or settled in cash, such shares shall not be deemed to have been delivered for purposes of determining the maximum number of shares of Stock available for delivery under the Plan.

      Section 3.3 Limitations on Grants to Individuals.

            (a) Options and SARs. The maximum number of shares of Stock that may be subject to options or SARs granted to any one Participant during any calendar year and are intended to be "performance-based compensation" (as that term is used for purposes of Code Section 162(m)) and then only to the extent that such limitation is required by Code Section 162(m), shall be four hundred thousand (400,000). For purposes of this Section 3.3(a), if an option is in tandem with an SAR, such that the exercise of the option or SAR with respect to a share of Stock cancels the tandem SAR or option right, respectively, with respect to such share, the tandem option and SAR rights with respect to each share of Stock shall be counted as covering but one share of Stock for purposes of applying the limitations of this Section 3.3(a).

            (b) Stock Awards. The maximum number of shares of Stock that may be subject to stock awards described under Section 2.1(c) which are granted to any one Participant during any calendar year and are intended to be "performance-based compensation" (as that term is used for purposes of Code
Section 162(m)) and then only to the extent that such limitation is required by Code Section 162(m), shall be four hundred thousand (400,000).

            (c) Stock Awards Settled in Cash. The maximum annual dollar amount that may be payable to a Participant pursuant to cash-settled stock awards under
Section 2.1(c) which are granted to any one Participant during any calendar year and are intended to be performance-based compensation (as that term is used for purposes of Code Section 162(m)) and then only to the extent that such limitation is required by Code Section 162(m), shall be two million dollars ($2,000,000).

            (d) Dividend, Dividend Equivalents and Earnings. For purposes of determining whether an award is intended to be qualified as performance-based compensation under the foregoing limitations of this Section 3.3, (i) the right to receive dividends and dividend equivalents with respect to any award which is not yet vested shall be treated as a separate award; and (ii) if the delivery of any shares or cash under an award is deferred, any earnings, including dividends and dividend equivalents, shall be disregarded.

            (e) Partial Performance. Notwithstanding the preceding provisions of this Section 3.3, if in respect of any performance period or restriction period, the Committee grants to a Participant awards having an aggregate dollar value and/or number of shares less than the maximum dollar value and/or number of shares that could be paid or awarded to such Participant based on the degree to which the relevant performance measures were attained, the excess of such maximum dollar value and/or number of shares over the aggregate dollar value and/or number of shares actually subject to awards granted to such Participant shall be carried forward and shall increase the maximum dollar value and/or the number of shares that may be awarded to such Participant in respect of the next performance period in respect of which the Committee grants to such Participant an award intended to qualify as "performance-based compensation" (as that term is used for purposes of Code Section 162(m)), subject to adjustment pursuant to
Section 3.4 hereof.

      Section 3.4 Corporate Transactions. In the event of a corporate transaction involving the Company or the shares of Stock of the Company (including any stock dividend, stock split, extraordinary cash dividend, recapitalization, reorganization, merger, consolidation, split-up, spin-off, combination or exchange of shares), all outstanding awards under the Plan, the number of shares reserved for issuance under the Plan under Section 3.2 and each of the specified limitations set forth in Section 3.3 shall automatically be adjusted to proportionately and uniformly reflect such transaction (but only to the extent that such adjustment will not affect the status of an award intended to qualify as "performance-based compensation" under Code Section 162(m), if applicable); provided, however, that the Committee may otherwise adjust awards (or prevent such automatic adjustment) as it deems necessary, in its sole discretion, to preserve the benefits or potential benefits of the awards and the Plan. Action by the Committee may include: (i) adjustment of the number and kind of shares which may be delivered under the Plan; (ii) adjustment of the number and kind of shares subject to outstanding awards; (iii) adjustment of the Exercise Price of outstanding options and SARs; and (iv) any other adjustments that the Committee determines to be equitable (which may include, (A) replacement of awards with other awards which the Committee determines have comparable value and which are based on stock of a company resulting from the transaction, and (B) cancellation of the award in return for cash payment of the current value of the award, determined as though the award were fully vested at the time of payment, provided that in the case of an option or SAR, the amount of such payment shall be no less than the excess of the value of the Stock subject to the option or SAR at the time of the transaction over the Exercise Price).

      Section 3.5 Delivery of Shares. Delivery of shares of Stock or other amounts under the Plan shall be subject to the following:

            (a) Compliance with Applicable Laws. Notwithstanding any other provision of the Plan, the Company shall have no obligation to deliver any shares of Stock or make any other distribution of benefits under the Plan unless such delivery or distribution complies with all applicable laws (including, the requirements of the Securities Act), and the applicable requirements of any securities exchange or similar entity.

            (b) Certificates. To the extent that the Plan provides for the issuance of shares of Stock, the issuance may be affected on a non-certificated basis, to the extent not prohibited by applicable law or the applicable rules of any stock exchange.

                                    Article 4
                                CHANGE IN CONTROL

      Section 4.1 Consequence of a Change in Control. Subject to the provisions of Section 3.4 (relating to the adjustment of shares), and except as otherwise provided in the Plan or the in terms of any Award Agreement:

            (a) At the time of a Change in Control, all options and SARs then held by the Participant shall become fully exercisable immediately upon the Change in Control (subject to the expiration provisions otherwise applicable to the option or SAR).

            (b) At the time of a Change in Control, all stock awards described in Section 2.1(c) or cash incentive awards described in Section 2.1(d) shall be fully earned and vested immediately upon the Change in Control.

      Section 4.2 Definition of Change in Control. For purposes of the Plan, unless otherwise provided in an Award Agreement, a "Change in Control" shall be deemed to have occurred upon the earliest to occur of the following:

            (a) any "person," as such term is used in Sections 13(d) and 14(d) of the Exchange Act (a "Person"), is or becomes the "beneficial owner" (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of securities of the Company representing [twenty percent (20%)] or more of the combined voting power of the Company's then outstanding voting securities, provided that, notwithstanding the foregoing and for all purposes of this Plan:
(a) the term "Person" shall not include (1) the Company or any of its Subsidiaries, (2) an employee benefit plan of the Company or any of its Subsidiaries (including the Plan), and any trustee or other fiduciary holding securities under any such plan, or (3) a corporation or other entity owned, directly or indirectly, by the stockholders of the Company in substantially the same proportions as their ownership of Stock of the Company; (b) no Person shall be deemed the beneficial owner of any securities acquired by such Person in an Excluded Transaction; and (c) no Director or officer of the Company or any direct or indirect subsidiary of the Company (or any affiliate of any such Director or officer) shall, by reason of any or all of such directors or officers acting in their capacities as such, be deemed to beneficially own any securities beneficially owned by any other such Director or officer (or any affiliate thereof); or

            (b) the Incumbent Directors cease, for any reason, to constitute a majority of the Whole Board; or

            (c) a plan of reorganization, merger, consolidation or similar transaction involving the Company and one or more other corporations or entities is consummated, other than a plan of reorganization, merger, consolidation or similar transaction that is an Excluded Transaction, or the stockholders of the Company approve a plan of complete liquidation of the Company, or a sale, liquidation or other disposition of all or substantially all of the assets of the Company or any bank Subsidiary of the Company is consummated; or

            (d) a Potential Change in Control occurs, and the Board determines, pursuant to the vote of at majority of the Whole Board, with at least two-thirds (2/3) of the Incumbent Directors then in office voting in favor of such determination, to deem the Potential Change in Control to be a Change in Control for the purposes of this Plan.

Notwithstanding the foregoing, a Change in Control shall not be deemed to occur solely because any Person (the "Subject Person") acquired beneficial ownership of more than the permitted amount of the then outstanding common stock or Voting Securities as a result of the acquisition of Stock or Voting Securities by the Company, which by reducing the number of shares of Stock or Voting Securities then outstanding, increases the proportional number of shares beneficially owned by the Subject Person; provided, however, that if a Change in Control would occur (but for the operation of this sentence) as a result of the acquisition of Stock or Voting Securities by the Company, and after such share acquisition by the Company, the Subject Person becomes the Beneficial Owner of any additional Stock or Voting Securities which increases the percentage of the then outstanding Stock or Voting Securities Beneficially Owned by the Subject Person, then a Change in Control shall occur. In the event that an award constitutes Deferred Compensation, and the settlement of, or distribution of benefits under, such award is to be triggered by a Change in Control, the foregoing definition of Change in Control shall be utilized to the maximum extent permitted under Code Section 409A, and it shall be modified only as necessary to conform to the requirements of Code Section 409A as in effect at the time of such transaction.

                                    Article 5
                                    COMMITTEE

      Section 5.1 Administration. The authority to control and manage the operation and administration of the Plan shall be vested in the Committee in accordance with this Section 5.1. The Committee shall be selected by the Board and may be comprised of two (2) or more members of the Board, each of whom are both a "non-Employee director" (within the meaning of Rule 16b-3 promulgated under the Exchange Act) and an "outside director" (within the meaning of Code
Section 162(m)). Subject to applicable stock exchange rules, if the Committee does not exist, or for any other reason determined by the Board, the Board may take any action under the Plan that would otherwise be the responsibility of the Committee.

      Section 5.2 Powers of Committee. The Committee's administration of the Plan shall be subject to the following:

            (a) Subject to the provisions of the Plan, the Committee will have the authority and discretion to select from among the Company's and its Subsidiaries' Employees, Directors and service providers those persons who shall receive awards, to determine the time or times of receipt, to determine the types of awards and the number of shares covered by the awards, to establish the terms, conditions, performance criteria, restrictions, and other provisions of such awards, (subject to the restrictions imposed by Article 6) to cancel or suspend awards and to reduce or eliminate any restrictions or vesting requirements applicable to an award at any time after the grant of the award.

            (b) To the extent that the Committee determines that the restrictions imposed by the Plan or an Award Agreement preclude the achievement of the material purposes of the awards in jurisdictions outside the United States, the Committee will have the authority and discretion to unilaterally modify those restrictions as the Committee determines to be necessary or appropriate to conform to applicable requirements or practices of jurisdictions outside the United States.

            (c) The Committee will have the authority and discretion to interpret the Plan, to establish, amend and rescind any rules and regulations relating to the Plan, and to make all other determinations that may be necessary or advisable for the administration of the Plan.

            (d) The Committee will have the authority to define terms not otherwise defined herein.

            (e) Any interpretation of the Plan by the Committee and any decision made by it under the Plan is final and binding on all persons.

            (f) In controlling and managing the operation and administration of the Plan, the Committee shall take action in a manner that conforms to the certificate of incorporation and bylaws of the Company and applicable state corporate law.

      Section 5.3 Delegation by Committee. Except to the extent prohibited by applicable law, the applicable rules of a stock exchange or the Plan, or as necessary to comply with the exemptive provisions of Rule 16b-3 promulgated under the Exchange Act, the Committee may allocate all or any portion of its responsibilities and powers to any one or more of its members and may delegate all or any part of its responsibilities and powers to any person or persons selected by it, including: (a) delegating to a committee of one or more members of the Board who are not "outside directors" within the meaning of Code Section 162(m), the authority to grant awards under the Plan to eligible persons who are either: (i) not then "covered employees," within the meaning of Code Section 162(m) and are not expected to be "covered employees" at the time of recognition of income resulting from such award; or (ii) not persons with respect to whom the Company wishes to comply with Code Section 162(m); and/or (b) delegating to a committee of one or more members of the Board who are not "non-employee directors," within the meaning of Rule 16b-3, the authority to grant awards under the Plan to eligible persons who are not then subject to Section 16 of the Exchange Act. The acts of such delegates shall be treated hereunder as acts of the Committee and such delegates shall report regularly to the Committee regarding the delegated duties and responsibilities and any awards so granted. Any such allocation or delegation may be revoked by the Committee at any time.

      Section 5.4 Information to be Furnished to Committee. As may be permitted by applicable law, the Company and its Subsidiaries shall furnish the Committee with such data and information as it determines may be required for it to discharge its duties. The records of the Company and its Subsidiaries as to a Participant's employment, termination of employment, leave of absence, reemployment and compensation shall be conclusive on all persons unless determined by the Committee to be manifestly incorrect. Subject to applicable law, Participants and other persons entitled to benefits under the Plan must furnish the Committee such evidence, data or information as the Committee considers desirable to carry out the terms of the Plan.

                                    Article 6
                            AMENDMENT AND TERMINATION

      Section 6.1 General. The Board may, as permitted by law, at any time, amend or terminate the Plan, and may amend any Award Agreement, provided that no amendment or termination (except as provided in Section 2.7, Section 3.4 and Section 6.2) may, in the absence of written consent to the change by the affected Participant (or, if the Participant is not then living, the affected beneficiary), impair the rights of any Participant or beneficiary under any award granted which was granted under the Plan prior to the date such amendment is adopted by the Board.

      Section 6.2 Amendment to Conform to Law. Notwithstanding any provision in this Plan or any Award Agreement to the contrary, the Committee may amend the Plan or an Award Agreement, to take affect retroactively or otherwise, as deemed necessary or advisable for the purpose of conforming the Plan or the Award Agreement to any present or future law relating to plans of this or similar nature (including, but not limited to, Code Section 409A). By accepting an award under this Plan, each Participant agrees and consents to any amendment made pursuant to this Section 6.2 or Section 2.7 to any award granted under this Plan without further consideration or action.

                                    Article 7
                                  GENERAL TERMS

      Section 7.1 No Implied Rights.

            (a) No Rights to Specific Assets. Neither a Participant nor any other person shall by reason of participation in the Plan acquire any right in or title to any assets, funds or property of the Company or any Subsidiary whatsoever, including any specific funds, assets, or other property which the Company or any Subsidiary, in its sole discretion, may set aside in anticipation of a liability under the Plan. A Participant shall have only a contractual right to the Stock or amounts, if any, payable or distributable under the Plan, unsecured by any assets of the Company or any Subsidiary, and nothing contained in the Plan shall constitute a guarantee that the assets of the Company or any Subsidiary shall be sufficient to pay any benefits to any person.

            (b) No Contractual Right to Employment or Future Awards. The Plan does not constitute a contract of employment, and selection as a Participant will not give any participating Employee the right to be retained in the employ of the Company or any Subsidiary or any right or claim to any benefit under the Plan, unless such right or claim has specifically accrued under the terms of the Plan. No individual shall have the right to be selected to receive an award under this Plan, or, having been so selected, to receive a future award under this Plan.

            (c) No Rights as a Stockholder. Except as otherwise provided in the Plan, no award under the Plan shall confer upon the holder thereof any rights as a stockholder of the Company prior to the date on which the individual fulfills all conditions for receipt of such rights.

      Section 7.2 Transferability. Except as otherwise so provided by the Committee, awards under the Plan are not transferable except as designated by the Participant by will or by the laws of descent and distribution or pursuant to a qualified domestic relations order, as defined in the Code or Title I of the Employee Retirement Income Security Act of 1974, as amended. The Committee shall have the discretion to permit the transfer of awards under the plan; provided, however, that such transfers shall be limited to immediate family members of participants, trusts and partnerships established for the primary benefit of such family members or to charitable organizations, and; provided, further, that such transfers are not made for consideration to the Participant.

      Section 7.3 Designation of Beneficiaries. A Participant hereunder may file with the Company a written designation of a beneficiary or beneficiaries under this Plan and may from time to time revoke or amend any such designation ("Beneficiary Designation"). Any designation of beneficiary under this Plan shall be controlling over any other disposition, testamentary or otherwise; provided, however, that if the Committee is in doubt as to the entitlement of any such beneficiary to any award, the Committee may determine to recognize only the legal representative of the Participant in which case the Company, the Committee and the members thereof shall not be under any further liability to anyone.

      Section 7.4 Non-Exclusivity. Neither the adoption of this Plan by the Board nor the submission of the Plan to the stockholders of the Company for approval shall be construed as creating any limitations on the power of the Board or the Committee to adopt such other incentive arrangements as either may deem desirable, including, without limitation, the granting of restricted stock or stock options otherwise than under the Plan or an arrangement that is or is not intended to qualify under Code Section 162(m), and such arrangements may be either generally applicable or applicable only in specific cases.

      Section 7.5 Award Agreement. Each award granted under the Plan shall be evidenced by an Award Agreement. A copy of the Award Agreement, in any medium chosen by the Committee, shall be provided (or made available electronically) to the Participant, and the Committee may but need not require that the Participant sign a copy of the Award Agreement.

      Section 7.6 Form and Time of Elections. Unless otherwise specified herein, each election required or permitted to be made by any Participant or other person entitled to benefits under the Plan, and any permitted modification, or revocation thereof, shall be filed with the Company at such times, in such form, and subject to such restrictions and limitations, not inconsistent with the terms of the Plan, as the Committee shall require.

      Section 7.7 Evidence. Evidence required of anyone under the Plan may be by certificate, affidavit, document or other information which the person acting on it considers pertinent and reliable, and signed, made or presented by the proper party or parties.

      Section 7.8 Tax Withholding. All distributions under the Plan are subject to withholding of all applicable taxes and the Committee may condition the delivery of any shares or other benefits under the Plan on satisfaction of the applicable withholding obligations. Except as otherwise provided by the Committee, such withholding obligations may be satisfied: (a) through cash payment by the Participant; (b) through the surrender of shares of Stock which the Participant already owns; or (c) through the surrender of shares of Stock to which the Participant is otherwise entitled under the Plan; provided, however, that except as otherwise specifically provided by the Committee, such shares under clause (c) may not be used to satisfy more than the Company's minimum statutory withholding obligation.

      Section 7.9 Action by Company or Subsidiary. Any action required or permitted to be taken by the Company or any Subsidiary shall be by resolution of its board of directors, or by action of one or more members of the board (including a committee of the board) who are duly authorized to act for the board, or (except to the extent prohibited by applicable law or applicable rules of any stock exchange) by a duly authorized officer of the Company or such Subsidiary.

      Section 7.10 Successors. All obligations of the Company under this Plan shall be binding upon and inure to the benefit of any successor to the Company, whether the existence of such successor is the result of a direct or indirect purchase, merger, consolidation or otherwise, of all or substantially all of the business, stock, and/or assets of the Company.

      Section 7.11 Indemnification. To the fullest extent permitted by law and the Company's charter, each person who is or shall have been a member of the Committee, or of the Board, or an officer of the Company to whom authority was delegated in accordance with Section 5.3, or an Employee of the Company shall be indemnified and held harmless by the Company against and from any loss (including amounts paid in settlement), cost, liability or expense (including reasonable attorneys' fees) that may be imposed upon or reasonably incurred by him or her in connection with or resulting from any claim, action, suit, or proceeding to which he or she may be a party or in which he or she may be involved by reason of any action taken or failure to act under the Plan and against and from any and all amounts paid by him or her in settlement thereof, with the Company's approval, or paid by him or her in satisfaction of any judgment in any such action, suit, or proceeding against him or her, provided he or she shall give the Company an opportunity, at its own expense, to handle and defend the same before he or she undertakes to handle and defend it on his or her own behalf, unless such loss, cost, liability, or expense is a result of his or her own willful misconduct or except as expressly provided by statute. The foregoing right of indemnification shall not be exclusive of any other rights of indemnification to which such persons may be entitled under the Company's charter or bylaws, as a matter of law, or otherwise, or any power that the Company may have to indemnify them or hold them harmless.

      Section 7.12 No Fractional Shares. Unless otherwise permitted by the Committee, no fractional shares of Stock shall be issued or delivered pursuant to the Plan or any award. The Committee shall determine whether cash, Stock or other property shall be issued or paid in lieu of fractional shares or whether such fractional shares or any rights thereto shall be forfeited or otherwise eliminated.

      Section 7.13 Governing Law. The Plan, all awards granted hereunder, and all actions taken in connection herewith shall be governed by and construed in accordance with the laws of the State of Nevada without reference to principles of conflict of laws, except as superseded by applicable federal law.

      Section 7.14 Benefits Under Other Plans. Except as otherwise provided by the Committee, awards to a Participant (including the grant and the receipt of benefits) under the Plan shall be disregarded for purposes of determining the Participant's benefits under, or contributions to, any Qualified Retirement Plan, non-qualified plan and any other benefit plans maintained by the Participant's employer. The term "Qualified Retirement Plan" means any plan of the company or a Subsidiary that is intended to be qualified under Code Section 401(a).

      Section 7.15 Validity. If any provision of this Plan is determined to be illegal or invalid for any reason, said illegality or invalidity shall not affect the remaining parts hereof, but this Plan shall be construed and enforced as if such illegal or invalid provision has never been included herein.

      Section 7.16 Notice. Unless otherwise provided in an Award Agreement, all written notices and all other written communications to the Company provided for in the Plan, any Award Agreement, shall be delivered personally or sent by registered or certified mail, return receipt requested, postage prepaid (provided that international mail shall be sent via overnight or two-day delivery), or sent by facsimile or prepaid overnight courier to the Company at the address set forth below. Such notices, demands, claims and other communications shall be deemed given:

            (a) in the case of delivery by overnight service with guaranteed next day delivery, the next day or the day designated for delivery;

            (b) in the case of certified or registered U.S. mail, five (5) days after deposit in the U.S. mail; or

            (c) in the case of facsimile, the date upon which the transmitting party received confirmation of receipt by facsimile, telephone or otherwise;

provided, however, that in no event shall any such communications be deemed to be given later than the date they are actually received, provided they are actually received. In the event a communication is not received, it shall only be deemed received upon the showing of an original of the applicable receipt, registration or confirmation from the applicable delivery service provider. Communications that are to be delivered by the U.S. mail or by overnight service to the Company shall be directed to the attention of the Company's senior human resource officer and Corporate Secretary.

                                    Article 8
                           DEFINED TERMS; CONSTRUCTION

      Section 8.1 In addition to the other definitions contained herein, unless otherwise specifically provided in an Award Agreement, the following definitions shall apply:

            (a) "10% Stockholder" means an individual who, at the time of grant, owns stock possessing more than ten percent (10%) of the total combined voting power of all classes of stock of the Company.

            (b) "Award Agreement" means the document (in whatever medium prescribed by the Committee) which evidences the terms and conditions of an award under the Plan. Such document is referred to as an agreement regardless of whether Participant signature is required.

            (c) "Board" means the Board of Directors of the Company.

            (d) If the Participant is subject to a written employment agreement (or other similar written agreement) with the Company or a Subsidiary that provides a definition of termination for "cause," then, for purposes of this Plan, the term "Cause" shall have meaning set forth in such agreement. In the absence of such a written agreement or in the absence of such a definition, "Cause" means (1) any act of (A) fraud or intentional misrepresentation, or (B) embezzlement, misappropriation or conversion of assets or opportunities of the Company or Subsidiary, or (2) willful violation of any law, rule or regulation in connection with the performance of a Participant's duties (other than traffic violations or similar offenses), or (3) with respect to any officer of the Company or Subsidiary a conviction of a felony.

            (e) "Change in Control" has the meaning ascribed to it in Section
4.2.

            (f) "Code" means the Internal Revenue Code of 1986, as amended, and any rules, regulations and guidance promulgated thereunder, as modified from time to time.

            (g) "Code Section 409A" means the provisions of Section 409A of the Code and any rules, regulations and guidance promulgated thereunder.

            (h) "Committee" means the Committee acting under Article 5.

            (i) "Director" means a member of the board of directors of the Company or a Subsidiary.

            (j) If the Participant is subject to a written employment agreement (or other similar written agreement) with the Company or a Subsidiary that provides a definition of "Disability" or "Disabled," then, for purposes of this Plan, the terms "Disability" or "Disabled" shall have meaning set forth in such agreement; provided, however, if the Participant is subject to a written employment agreement (or other similar written agreement) with the Company and with a Subsidiary, then, for purposes of this Plan, the terms "Disability" or "Disabled") shall have the meaning set forth in the agreement with the Company. In the absence of such a definition, "Disability" or "Disabled" means that a
Participant: (i) is unable to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment which can be expected to result in death or can be expected to last for a continuous period of not less than twelve (12) months; or (ii) is, by reason of any medically determinable physical or mental impairment which can be expected to result in death or can be expected to last for a continuous period of not less than twelve
(12) months, receiving income replacement benefits for a period of not less than three (3) months under an accident and health plan covering the Company's Employees.

            (k) "Employee" means any person employed by the Company or any Subsidiary. Directors who are also employed by the Company or a Subsidiary shall be considered Employees under the Plan.

            (l) "Exchange Act" means the Securities Exchange Act of 1934, as amended from time to time.

            (m) "Excluded Transaction" means a plan of reorganization, merger, consolidation or similar transaction that would result in the Voting Securities of the Company outstanding immediately prior thereto continuing to represent (either by remaining outstanding or by being converted into voting securities of the surviving corporation or any parent thereof) at least 50% of the combined voting power of the Voting Securities of the entity surviving the plan of reorganization, merger, consolidation or similar transaction (or the parent of such surviving entity) immediately after such plan of reorganization, merger, consolidation or similar transaction.

            (n) "Exercise Price" means the price established with respect to an option or SAR pursuant to Section 2.2.

            (o) "Fair Market Value" shall, on any date mean the last sales price of the shares on such date on the principal national securities exchange on which such shares are listed or admitted to trading, or if such shares are not so listed or admitted to trading, the closing price on such date as quoted on the New York Stock Exchange, Nasdaq Stock Market, Inc., Over-the-Counter Bulletin Board or such other market or exchange in which such prices are regularly quoted, or, if there have been no published sales price with respect to shares on such date, the Fair Market Value shall be the value established by the Board in good faith and in accordance with Code Section 422.

            (p) "Incumbent Directors" means:

                  (i) the individuals who, on the date hereof, constitute the Board; and

                  (ii) any new Director whose appointment or election by the Board or nomination for election by the Company's stockholders was approved or recommended: (a) by the vote of at least two-thirds (2/3) of the Whole Board, with at least two-thirds (2/3) of the Incumbent Directors then in office voting in favor of such approval or recommendation; or (b) by a Nominating Committee of the Board whose members were appointed by the vote of at least two-thirds (2/3) of the Whole Board, with at least two-thirds (2/3) of the Incumbent Directors then in office voting in favor of such appointments

            (q) "ISO" has the meaning ascribed to it in Section 2.1(a).

            (r) "Participant" means any individual who has received, and currently holds, an outstanding award under the Plan.

            (s) "Potential Change in Control" means:

                  (i) the public announcement by any Person of an intention to take or to consider taking actions which, if consummated, would constitute a Change in Control; or

                  (ii) a proxy statement soliciting proxies from stockholders of the Company is filed or distributed seeking stockholder approval of a plan of reorganization, merger, consolidation or similar transaction involving the Company and one or more other entities, but only if such plan of reorganization, merger, consolidation or similar transaction has not been approved by the vote of at least two-thirds (2/3) of the Whole Board, with at least two-thirds (2/3) of the Incumbent Directors then in office voting in favor of such plan of reorganization, merger, consolidation or similar transaction.

            (t) ["Retirement" means retirement from employment as an Employee or service as a Director on or after the occurrence of any of the following:

                  (i) the attainment of age 70 by an Employee or Director;

                  (ii) the attainment of age 62 by an Employee or Director and the completion of 15 years of continuous employment or service as an Employee or Director; or

                  (iii) the completion of 25 years of continuous employment or service as an Employee and/or Director.]

Years of employment as an Employee or service as a Director shall be aggregated for the purposes of this definition for any years of employment as an Employee or service as a Director that did not occur simultaneously.

            (u) "SAR" has the meaning ascribed to it in Section 2.1(b).

            (v) "Securities Act" means the Securities Act of 1933, as amended from time to time.

            (w) "Stock" means the common stock of the Company, $0.001 par value per share.

            (x) "Subsidiary" means any corporation, affiliate, bank or other entity which would be a subsidiary corporation with respect to the Company as defined in Code Section 424(f) and, other than with respect to an ISO, shall also mean any partnership or joint venture in which the Company and/or other Subsidiary owns more than fifty percent (50%) of the capital or profits interests.

            (y) "Termination of Service" means the first day occurring on or after a grant date on which the Participant ceases to be an Employee of, or service provider to (which, for purposes of this definition, includes Directors) the Company or any Subsidiary, regardless of the reason for such cessation, subject to the following:

                  (i) The Participant's cessation as an Employee or service provider shall not be deemed to occur by reason of the transfer of the Participant between the Company and a Subsidiary or between two Subsidiaries.

                  (ii) The Participant's cessation as an Employee or service provider shall not be deemed to occur by reason of the Participant's being on a leave of absence from the Company or a Subsidiary approved by the Company or Subsidiary otherwise receiving the Participant's services.

                  (iii) If, as a result of a sale or other transaction, the Subsidiary for whom Participant is employed (or to whom the Participant is providing services) ceases to be a Subsidiary, and the Participant is not, following the transaction, an Employee of or service provider to the Company or an entity that is then a Subsidiary, then the occurrence of such transaction shall be treated as the Participant's Termination of Service caused by the Participant being discharged by the entity for whom the Participant is employed or to whom the Participant is providing services.

                  (iv) A service provider whose services to the Company or a Subsidiary are governed by a written agreement with the service provider will cease to be a service provider at the time the term of such written agreement ends (without renewal); and a service provider whose services to the Company or a Subsidiary are not governed by a written agreement with the service provider will cease to be a service provider on the date that is ninety (90) days after the date the service provider last provides services requested by the Company or any Subsidiary (as determined by the Committee).

                  (v) Notwithstanding the forgoing, in the event that any award under the Plan constitutes Deferred Compensation, the term Termination of Service shall be interpreted by the Committee in a manner not to be inconsistent with the definition of "Separation from Service" as defined under Code Section 409A.

            (z) "Voting Securities" means any securities which ordinarily possess the power to vote in the election of Directors without the happening of any pre-condition or contingency.

            (aa) "Whole Board" means the total number of Directors that the Company would have if there were no vacancies on the Board at the time the relevant action or matter is presented to the Board for approval.

      Section 8.2 In this Plan, unless otherwise stated or the context otherwise requires, the following uses apply:

            (a) actions permitted under this Plan may be taken at any time and from time to time in the actor's reasonable discretion;

            (b) references to a statute shall refer to the statute and any successor statute, and to all regulations promulgated under or implementing the statute or its successor, as in effect at the relevant time;

            (c) in computing periods from a specified date to a later specified date, the words "from" and "commencing on" (and the like) mean "from and including," and the words "to," "until" and "ending on" (and the like) mean "to, but excluding";

            (d) references to a governmental or quasi-governmental agency, authority or instrumentality shall also refer to a regulatory body that succeeds to the functions of the agency, authority or instrumentality;

            (e) indications of time of day mean New Your City, New York time;

            (f) "including" means "including, but not limited to";

            (g) all references to sections, schedules and exhibits are to sections, schedules and exhibits in or to this Plan unless otherwise specified;

            (h) all words used in this Plan will be construed to be of such gender or number as the circumstances and context require;

            (i) the captions and headings of articles, sections, schedules and exhibits appearing in or attached to this Plan have been inserted solely for convenience of reference and shall not be considered a part of this Plan nor shall any of them affect the meaning or interpretation of this Plan or any of its provisions;

            (j) any reference to a document or set of documents in this Plan, and the rights and obligations of the parties under any such documents, shall mean such document or documents as amended from time to time, and any and all modifications, extensions, renewals, substitutions or replacements thereof; and

            (k) all accounting terms not specifically defined herein shall be construed in accordance with GAAP.

                                                                      APPENDIX C

                                AQUAMATRIX, INC.

                         CHARTER OF THE AUDIT COMMITTEE

1. Audit Committee Purpose

      The Audit Committee is appointed by the Board of Directors to assist the Board in fulfilling its oversight responsibilities. The Audit Committee's primary duties and responsibilities are to:

      o Monitor the integrity of the Company's financial reporting process and systems of internal controls regarding finance, accounting, and legal compliance.

      o Monitor the independence and performance of the Company's independent auditors and internal audit function.

      o Monitor the Company's compliance with legal and regulatory requirements.

      o Provide an avenue of communication among the independent auditors, management, the internal auditing department, and the Board of Directors.

      The Audit Committee has the authority to conduct any investigation appropriate to fulfilling its responsibilities, and it has direct access to the independent auditors as well as anyone in the organization. The Audit Committee has the ability to retain, at the Company's expense, special legal, accounting, or other consultants or experts it deems necessary in the performance of its duties.

2. Audit Committee Composition and Meetings

      Audit Committee members shall meet the requirements of the NASD. The Audit Committee shall be comprised of such number of directors as determined by the Board, but no less than three directors, each of whom shall be an independent director (as such is defined by Nasdaq rules), free from any relationship that would interfere with the exercise of his or her independent judgment. All members of the Committee shall have a reasonable level of financial sophistication so as to be able to read and understand and analyze financial statements of the Company.

      Audit Committee members shall be elected by the Board at the annual meeting of the Board or until their successors shall be duly elected and qualified. If an audit committee Chair is not designated, the members of the Committee may designate a Chair by majority vote of the Committee membership.

      The Committee shall meet at least four times annually, or more frequently as circumstances dictate. The Audit Committee Chair shall prepare and/or approve an agenda in advance of each meeting. The Committee should meet privately in executive session at least annually with management, the director of the internal auditing department, the independent auditors, and as a committee to discuss any matters that the Committee or each of these groups believe should be discussed. In addition, the Committee, or at least its Chair, should communicate with management and the independent auditors quarterly to review the Company's financial statements and significant findings based upon the auditors limited review procedures.

      At the request of a member of the Audit Committee, management, the independent public accountants, or the internal auditor, the Audit Committee may meet and confer with such officers and employees of the Company as the Audit Committee shall deem appropriate in connection with carrying out the Audit Committee's responsibilities, including any significant difficulties encountered during the course of the audit and any restrictions on the scope of work or access to required information.

3. Audit Committee Responsibilities and Duties

      a. Overseeing the internal audit function and reviewing, on a continuing basis, the adequacy of the Company's system of internal controls, including meeting periodically with the Company's management and the independent auditors to review the adequacy of such controls and to review before release the disclosure regarding such system of internal controls required under SEC rules to be contained in the Company's periodic filings and the attestations or reports by the independent auditors relating to such disclosure.

      b. Appointing, compensating and overseeing the work of the independent auditors (including resolving disagreements between management and the independent auditors regarding financial reporting) for the purpose of preparing or issuing an audit report or related work.

      c. Pre-approving audit and non-audit services provided to the Company by the independent auditors (or subsequently approving non-audit services in those circumstances where a subsequent approval is necessary and permissible); in this regard, the Audit Committee shall have the sole authority to approve the hiring and firing of the independent auditors, all audit engagement fees and terms and all non-audit engagements, as may be permissible, with the independent auditors.

      d. Reviewing and providing guidance with respect to the external audit and the Company's relationship with its independent auditors by:

            i. reviewing the independent auditors' proposed audit scope, approach and independence;

            ii. obtaining on a periodic basis a statement from the independent auditors regarding relationships and services with the Company which may impact independence and presenting this statement to the Board of Directors, and to the extent there are relationships, monitoring and investigating them;

            iii. reviewing the independent auditors' peer review conducted every three years;

            iv. discussing with the Company's independent auditors the financial statements and audit findings, including any significant adjustments, management judgments and accounting estimates, significant new accounting policies and disagreements with management and any other matters described in SAS No. 61, as may be modified or supplemented;

            v. reviewing reports submitted to the audit committee by the independent auditors in accordance with the applicable SEC requirements; and

            vi. reviewing and discussing with management and the independent auditors the annual audited financial statements and quarterly unaudited financial statements, including the Company's disclosures under "Management's Discussion and Analysis of Financial Condition and Results of Operations," prior to filing the Company's Annual Report on Form 10-K and Quarterly Reports on Form 10-Q, respectively, with the SEC.

      e. Directing the Company's independent auditors to review before filing with the SEC the Company's interim financial statements including the Quarterly Reports on Form 10-Q, using professional standards and procedures for conducting such reviews.

      f. Conducting a post-audit review of the financial statements and audit findings, including any significant suggestions for improvements provided to management by the independent auditors.

      g. Reviewing before release the unaudited quarterly operating results in the Company's quarterly earnings release.

      h. Overseeing compliance with the requirements of the SEC for disclosure of auditor's services and audit committee members, member qualifications and activities.

      i. Reviewing, approving and monitoring the Company's code of ethics for its senior officers.

      j. Reviewing management's monitoring of compliance with the Company's standards of business conduct and with the Foreign Corrupt Practices Act.

      k. Reviewing, in conjunction with counsel, any legal matters that could have a significant impact on the Company's financial statements.

      l. Providing oversight and review at least annually of the Company's risk management policies, including its investment policies.

      m. Reviewing the performance of the independent auditors and ensure that the independent auditors are accountable to the Board of Directors.

      n. Ensuring receipt from the independent auditors of a formal written statement delineating between the auditor and the Company, consistent with Independence Standards Board Standard 1, as well as actively engaging in a dialogue with the independent auditors with respect to any disclosed relationships or services that may impact the objectivity and independence of the independent auditors.

      o. If necessary, instituting special investigations and, if appropriate, hiring special counsel or experts to assist.

      p. Reviewing related party transactions for potential conflicts of interest.

      q. Reviewing and reassessing the adequacy of its formal written charter on an annual basis.

      r. Performing other oversight functions as requested by the full Board of Directors.

4. Other Audit Committee Responsibilities

      a. Annually prepare a report to shareholders as required by the Securities and Exchange Commission. The report should be included in the Company's annual proxy statement.

      b. Perform any other activities consistent with this Charter, the Company's by-laws, and governing law, as the Committee or the Board deems necessary or appropriate.

      c. Maintain minutes of meetings and periodically report to the Board of Directors on significant results of the foregoing activities.

      While the Audit Committee has the responsibilities and powers set forth in this Charter, it is not the duty of the Audit Committee to plan or conduct audits or to determine that the Company's financial statements are complete and accurate and are in accordance with generally accepted accounting principles. Nor is it the duty of the Audit Committee to conduct investigations, to resolve disagreements, if any, between management and the independent auditor or to assure compliance with laws and regulations and the Company's Code of Business Conduct.

                                                                      APPENDIX D

                         COMPENSATION COMMITTEE CHARTER
               COMPENSATION COMMITTEE OF THE BOARD OF DIRECTORS OF
                                AQUAMATRIX, INC.

Purpose

The purpose for the Compensation Committee of the Board of Directors of AQUAMATRIX, INC. shall be to discharge the Board's responsibilities relating to compensation of Aquamatrix's executive officers. The Compensation Committee has overall responsibility for approving and evaluating the executive officer compensation plans, policies and programs of Aquamatrix. The Compensation Committee also has responsibility for preparing a report of executive compensation for inclusion in Aquamatrix's annual proxy statement.

Membership

The Compensation Committee will consist of at least two members of the Board of Directors, each of whom will be appointed by and serve at the discretion of the Board of Directors and shall meet the following requirements, as well as any requirements promulgated by the SEC now or in the future

      a) Each member will be independent, as defined by any rule or regulation prescribed by the SEC, or otherwise applicable;

      b) Each member will meet the non-employee director definition of Rule 16b-3 promulgated under Section 16 of the Securities Exchange Act of 1934, as amended, and

      c) Each member will meet the outside director definition of Section 162(m) of the Internal Revenue Code of 1986, as amended.

Responsibilities

The responsibilities of the Compensation Committee shall include:

      a) The Compensation Committee shall annually review and approve for the CEO and the executive officers of Aquamatrix (i) the annual base salary, (ii) the annual incentive bonus, including the specific goals and amount, (iii) equity compensation, (iv) employment agreements, severance arrangements, and change in control agreements/provisions, and (v) any other benefits, compensation or arrangements.

      b) The Compensation Committee may make recommendations to the Board of Directors with respect to incentive compensation plans.

      c) The Compensation Committee may form and delegate authority to subcommittees when appropriate.

      d) The Compensation Committee shall make regular reports to the Board of Directors, including the Report of the Compensation Committee required in Aquamatrix's annual proxy statement.

      e) The Compensation Committee shall review and reassess the adequacy of this Charter annually and recommend any proposed changes to the Board of Directors for approval.

      f) The Compensation Committee shall annually review its own performance.

      g) The Compensation Committee shall have the sole authority to retain and terminate any compensation consultant to be used by Aquamatrix to assist in the evaluation of CEO or executive officer compensation and shall have sole authority to approve the consultant's fees and other retention terms.

      h) The Compensation Committee shall also have authority to obtain advice and assistance from internal or external legal, accounting or other advisors. I n addition to the above responsibilities, the Compensation Committee will undertake such other duties as the Board of Directors delegates to it, and will report, at least annually, to the Board of Directors regarding the Committee's examinations and recommendations.

Meetings

The Compensation Committee will meet at least one time each year. The Compensation Committee may establish its own schedule that it will provide to the Board of Directors in advance.

Reports

The Compensation Committee will record its summaries of recommendations to the Board of Directors in written form that will be incorporated as a part of the minutes of the meeting of the Board of Directors at which those recommendations are presented. The Compensation Committee shall prepare the Report of the Compensation Committee required to be included in Aquamatrix's annual proxy statement.

Minutes

The Compensation Committee will maintain written minutes of its meetings, which minutes will be filed with the minutes of the meetings of the Board of Directors.

                                                                      APPENDIX E

                                AQUAMATRIX, INC.
                  CHARTER OF THE CORPORATE GOVERNANCE COMMITTEE

The Corporate Governance Committee:

1. reviews and reports to the Board on a periodic basis with regards to matters of corporate governance (which is defined for this purpose as the relationships of the Board, the stockholders and management in determining the direction and performance of the company), including the review of, and recommendations with regards to, stockholder proposals.

2. periodically reviews and assesses the effectiveness of the Board's Corporate Governance Standards, and recommends to the Board proposed revisions thereto.

3. reviews and reports to the Board on a periodic basis with regards to matters of corporate responsibility performance, such as environmental, workplace or stakeholder issues, as appropriate, and the Company's public reporting with regards to these topics.

                                                                      APPENDIX F

                                AQUAMATRIX, INC.
                          NOMINATING COMMITTEE CHARTER

1. Responsibility. The Nominating Committee is responsible for providing assistance to the Board of Directors and Chairman in membership selection. The Committee will make recommendations to the full Board of potential candidates for membership.

2. Purpose. The Nominating Committee, in consultation with the Chairman, will review the Board's composition and requirements, solicit and evaluate candidates and make recommendations to the full Board for its action. Specifically, the Committee will identify and make recommendations to the Board on individuals qualified to serve on the Board of Directors.

3.    Qualifications and Composition.

      3.1 The members of the Committee will be familiar with Aquamatrix, Inc.'s strategic plan, shareholders' perspective, and regulations regarding duties and qualifications of directors.

      3.2 Insiders or interlocking directors will not be eligible for membership on the Committee.

      3.3 The Committee will be comprised of a minimum of two independent directors.

4.    Duties. In consultation with the Chairman of the Board, the Committee will

      4.1 Establish the Board's criteria for the selection of new directors, including minimum qualifications of candidates;

      4.2 Accept suggestions from both internal and external sources, including shareholders, of potential Board candidates;

      4.3   Evaluate candidates against the selection criteria;

      4.4 Conduct appropriate verifications and identify any potential conflicts of interest;

      4.5 Present all suggested candidates to the Board with their recommendation for their review and vote;

      4.6 Subsequent to the vote of the Board, recommend to the shareholders a slate of candidates at elections of directors;

      4.7 Review the size and composition of the Board, committee structure and assignments, meeting frequency and schedule;

      4.8 Lead the Board in an annual review of the full Board and performance of individual Board members.

            PROXY FOR COMMON SHARES SOLICITED ON BEHALF OF THE BOARD
             OF DIRECTORS FOR THE ANNUAL MEETING OF STOCKHOLDERS OF
                  AQUAMATRIX, INC. TO BE HELD ON APRIL 25, 2007

      The undersigned hereby appoints Matthew Harriton and Kenneth C. Riscica, or either one of them acting in the absence of the other, with power of substitution, attorneys and proxies, for and in the name and place of the undersigned, to vote the number of common shares that the undersigned would be entitled to vote if then personally present at the annual meeting of stockholders, to be held at [LOCATION], on April 25, 2007, at 2:00 p.m., or any adjournments or postponements of the meeting, upon the matters set forth in the notice of annual meeting and proxy statement, receipt of which is hereby acknowledged, as follows:

1.    ELECTION OF DIRECTORS:

          FOR all nominees listed below             WITHHOLD AUTHORITY
          (except as marked to the                  to vote for all nominees
          contrary below)                           listed below

                    |_|                                      |_|

      (INSTRUCTIONS: TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL NOMINEE, STRIKE A LINE THROUGH THE NOMINEE'S NAME IN THE LIST BELOW.)

      Term Expires 2008: Matthew Harriton, Arlen Reynolds, Gene E. Burelson and Joel S. Kanter

2.    APPROVE THE AQUAMATRIX, INC. 2007 EQUITY INCENTIVE PLAN:

              |_|                       |_|                          |_|
              For                     Against                      Abstain

3. APPROVE THE AMENDMENT OF OUR ARTICLES OF INCORPORATION to effect a 1:150 reverse split of the outstanding shares of our common stock:

              |_|                       |_|                          |_|
              For                     Against                      Abstain

4. In accordance with their discretion, upon all other matters that may properly come before said meeting and any adjournments or postponements of the meeting.

THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR THE NOMINEES LISTED UNDER PROPOSAL 1 AND FOR PROPOSALS 2, 3 AND 4.

                                       Dated:_____________________________, 2007

                                       Signature(s)_____________________________

                                       _________________________________________


NOTE: PLEASE DATE PROXY AND SIGN IT EXACTLY AS NAME OR NAMES APPEAR ABOVE. ALL JOINT OWNERS OF SHARES SHOULD SIGN. STATE FULL TITLE WHEN SIGNING AS EXECUTOR, ADMINISTRATOR, TRUSTEE, GUARDIAN, ETC. PLEASE RETURN SIGNED PROXY IN THE ENCLOSED ENVELOPE.